UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21556

Perritt Funds, Inc.
(Exact name of registrant as specified in charter)

300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Michael J. Corbett, 300 South Wacker Drive, Suite 2880, Chicago, IL 60606
(Name and address of agent for service)

1-312-669-1650
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2014

Date of reporting period:  April 30, 2014

Item 1. Reports to Stockholders.

MicroCap Opportunities Fund

Ultra MicroCap Fund

Low Priced Stock Fund

Semi-Annual Report
April 30, 2014
(Unaudited)

The PERRITT MICROCAP OPPORTUNITIES FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $500 million (referred to as “microcap” companies).  The Fund seeks to invest in microcap companies that have demonstrated above-average growth in revenues and/or earnings, possess relatively low levels of long-term debt, have a high percentage of their shares owned by company management, and possess modest price-to-sales ratios and price-to-earnings ratios that are below their long-term annual growth rate. At times, the Fund may also invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring, and companies involved in large share repurchase programs.  Investors should expect the Fund to contain a mix of both value-priced and growth stocks.

The PERRITT ULTRA MICROCAP FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $300 million (referred to as “microcap” companies). The Fund seeks to invest in microcap companies that have a high percentage of their shares owned by company management, possess relatively low levels of long-term debt, have a potential for above average growth in revenues and/or earnings, and possess reasonable valuations based on the ratios of price-to-sales, price-to-earnings, and price-to-book values. The microcap companies in which the Fund may invest include “early stage” companies, which are companies that are in a relatively early stage of development with market capitalizations that are below $50 million. At times, the Fund may also invest in unseasoned companies, companies that are undergoing corporate restructuring, initial public offerings, and companies believed to possess undervalued assets.

The PERRITT LOW PRICED STOCK FUND will, under normal circumstances, invest at least 80% of its net assets in a diversified portfolio of low priced common stocks of United States companies that at the time of initial purchase have a market capitalization (equity market value) that is below $3 billion.  Low priced stocks are those that are trading at or below $15 per share at the time of initial purchase.  Subsequent to the initial purchase, the Fund may purchase such securities at a price above $15 per share.  The Fund’s strategy is based on the premise that low priced stocks offer growth potential because these stocks have limited broker research coverage, the companies’ prospects are misunderstood by most investors, and some investors mistakenly believe stocks trading below $15 per share are more “speculative” than those trading at higher levels and therefore avoid low priced stocks. The Fund will invest in “growth” stocks, “value” stocks, or a combination of both.  Given the market capitalization restrictions, the Fund will normally invest in securities issued by small-cap companies, including some microcap companies.  However, microcap companies will only make up a small portion of the Fund’s portfolio.  Microcap companies represent the smallest sector of public companies based on market capitalization. At times, the Fund’s portfolio may contain the shares of unseasoned companies, companies that are undergoing corporate restructuring, initial public offerings, and companies believed to possess undervalued assets.

Table of Contents

Semi-Annual Report
April 30, 2014
(Unaudited)

Perritt MicroCap Opportunities Fund
From the Portfolio Managers	2
Performance	6
Ten Largest Common Stock Holdings	8
Allocation of Portfolio Investments	9

Perritt Ultra MicroCap Fund
From the Portfolio Managers	10
Performance	12
Ten Largest Common Stock Holdings	14
Allocation of Portfolio Investments	15

Perritt Low Priced Stock Fund
From the Portfolio Managers	16
Performance	18
Ten Largest Common Stock Holdings	20
Allocation of Portfolio Investments	21

Perritt Funds
Schedules of Investments	22
Statements of Assets and Liabilities	34
Statements of Operations	35
Statements of Changes in Net Assets	36
Financial Highlights	37
Notes to Financial Statements	40
Expense Example	48
Advisory Agreement	50
Directors and Officers	52
Information	55

Perritt MicroCap Opportunities Fund

Portfolio Managers’ Message

Michael Corbett,	George Metrou,
Lead Portfolio Manager	Co-Portfolio Manager
Since 1999	Since 2014

The Perritt MicroCap Opportunities Fund posted a 6.08 percent gain during the past six months ended April 30, 2014, which compares favorably to the 3.08 percent gain for the benchmark Russell 2000 Index and the 5.10 percent gain for the Russell MicroCap Index.  The Fund’s longer-term performance results, as well as the benchmark’s performance for the Russell 2000 Index and the Russell Microcap Index, can be found on page 7 of this report.  As previously mentioned in other reports, we are proud to be among a limited group of mutual funds, not to mention one of the only micro-cap funds, to have achieved such a long-term track record.

The Fund’s strong relative performance during the past six months is directly attributed to stock selection.  For example, Hill International (HIL) gained 95 percent during the past six months, and contributed nearly one percent to the Fund’s total return.  Motorcar Parts of American (MPAA) gained more than 100 percent during the past six months, and contributed more than one percent to the Fund’s total return.  Each of these companies has experienced nice improvement in their respective businesses.  As we have often said, we build the Fund’s portfolio from the bottom up, so stock selection is very important to us. However, stocks don’t always contribute each and every quarter.  For example, Barrett Business Services (BBSI) has been one of the largest contributors to the Fund’s performance during the past couple years, but it was the worst detractor from the portfolio last quarter.  Barrett stock declined nearly 40 percent, and detracted 0.52 percent from the Fund’s performance in the past six months. While we took profits when the stock was at higher levels, we did not sell the entire position.  Our recent visit with management and review of recent results gives us increased confidence in the company’s long-term merits.  As a result, we may be buying back those shares we sold at higher levels.

While our overall stock selection was a strong contributor to the Fund’s performance, our attribution analysis also shows us that the stock selection within financial services was strong, too.  However, we only had one company, United Insurance Holdings (UIHC), which was in the top 10 of contributors to the Fund’s performance.  On average, the majority of the companies we own within the financial services performed well, but not enough to contribute on an individual basis.

During the past six months, we liquidated 17 companies from the portfolio.  We sold four companies because they received buy offers: AT Cross (ATX), Official Payment (OPAY), Nicholas Financial (NICK) and Vitran (VTNC).  Two companies were sold from the portfolio because they became large companies: Hornbeck Offshore (HOS) and Rush Enterprises, Inc. (RUSHB).  Both of these companies contributed significantly to the Fund’s performance.  Since the Fund’s initial purchase, Hornbeck Offshore appreciated 181 percent and Rush Enterprises gained by 350 percent.  We also sold five companies from the portfolio due to lofty valuation levels: Anika Theraputics (ANIK), MagicJack (CALL), Insteel (IIIN), Virtusa (VRTU) and Endeavour Silver (EXK).

Perritt MicroCap Opportunities Fund

The remaining six issues were sold due to reporting disappointing operating results.

As of April 30, 2014, the Fund’s portfolio contained the common stocks of 119 companies, 16 of which were added during the past six months.  The Fund’s 10 largest holdings and detailed descriptions can be found on page 8 of this report.  Based on our earnings estimate, the Fund’s portfolio is trading at approximately 18.5 times 2014 earnings.  Stocks in the portfolio are priced at a median 0.95 times revenue and the median market capitalization is approximately $281 million.  Finally, the median stock in the Fund is trading at 1.5 times book value.

I would like to welcome George Metrou as my co-portfolio manager for the Perritt MicroCap Opportunities Fund.  As an analyst and Director of Research, George has already contributed significantly to the Fund’s success.  As co-portfolio manager, his new duties have been expanded to include overseeing the Fund’s daily operations and helping me with final investment decisions.

I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team.  We remain dedicated to investing in quality micro-cap companies at attractive valuations.  If you have any questions or comments about this report or your investment in the Perritt MicroCap Opportunities Fund, please call us toll-free at (800)331-8936 or visit our web site at www.perrittcap.com.  Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Michael Corbett	George Metrou
President and	Portfolio Manager
Portfolio Manager

Perritt MicroCap Opportunities Fund

Russell 2000 Index An index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

Russell Microcap Index A capitalization weighted index of 2,000 small-cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks. The broad index is designed to present an unbiased collection of the smallest tradable securities that still meet exchange listing requirements, so over-the-counter (OTC) stocks and pink sheet securities are excluded. The Russell Microcap Index is recalculated annually to prevent growing stocks from distorting index performance, and to include new entrants.

One cannot invest directly in an index

Book Value The value at which an asset is carried on a balance sheet. To calculate, take the cost of an asset minus the accumulated depreciation.

Past performance is not a guarantee of future results. Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress.

The information provided herein represents the opinion of Perritt Capital Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

(This Page Intentionally Left Blank.)

Perritt MicroCap Opportunities Fund

Performance* (Unaudited)	April 30, 2014

Perritt MicroCap Opportunities Fund versus
Russell 2000¨ Index and Russell MicroCap¨ Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies, and the Russell MicroCap® Index, which measures the performance of the micro-cap segment of the U.S. equity market.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares.  The graph does not imply any future performance.

Perritt MicroCap Opportunities Fund

Performance* (Unaudited) (Continued)	April 30, 2014

Cumulative Total Returns**
Periods ended April 30, 2014 (Unaudited)

	Past	Past	Past	Past	Past	Past	Past
	6 Months	1 Year	3 Years	5 Years	10 Years	15 Years	25 Years

Perritt Microcap
Opportunities Fund	6.08%	29.42%	36.35%	155.13%	128.21%	472.97%	1,036.49%

Russell 2000 Index	3.08%	20.50%	35.79%	147.16%	129.70%	217.19%	880.40%
(reflects no deduction
for fees and expenses)

Russell
Microcap Index	5.10%	25.50%	41.50%	156.30%	89.18%	N/A	N/A
(reflects no deduction
for fees and expenses)

Average Annual Total Returns**
Periods ended April 30, 2014 (Unaudited)

	Past	Past	Past	Past	Past	Past
	1 Year	3 Years	5 Years	10 Years	15 Years	25 Years

Perritt Microcap
Opportunities Fund	29.42%	10.89%	20.60%	8.60%	12.34%	10.21%

Russell 2000 Index	20.50%	10.74%	19.84%	8.67%	8.00%	9.56%
(reflects no deduction
for fees and expenses)

Russell Microcap Index	25.50%	12.27%	20.71%	6.58%	N/A	N/A
(reflects no deduction
for fees and expenses)

The Perritt MicroCap Opportunities Fund’s annualized expense ratio for the period ended February 28, 2014, as stated in the statutory prospectus, was 1.24%.  The Fund imposes a 2% redemption fee on shares held for 90 days or less.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end is available by calling 800-331-8936.

**	The tables do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

Perritt MicroCap Opportunities Fund

Ten Largest Common Stock Holdings (Unaudited)

Hill International, Inc. (HIL) provides management and consulting services to transportation, environmental, energy and industrial markets. Clients include the United States and other national governments, foreign governments, and the private sector. Hill specifically focuses on two segments, Project Management and Construction Claims. The Project Management services provide a variety of construction management services and the Construction Claims advises clients to assist them in preventing or resolving claims and disputes.

Motorcar Parts of America, Inc. (MPAA) manufactures and distributes aftermarket automobile parts. It offers alternators, starters & wheel hub assembly products for import and domestic cars, light trucks, heavy duty, agriculture & industrial applications. The company sells its products through auto parts retail, warehouse chains & manufactures aftermarket programs under private label & their own name brands.

VASCO Data Security International, Inc. (VDSI) provides security software and services by designing, developing and marketing security systems worldwide. VDSI retails its security systems through its direct sales force, distributors, resellers and systems integrators. VDSI’s strategy is to expand its markets and offering additional products and services to the financial services sector.

Atlas Financial Holdings, Inc. (AFH) engages in the underwriting of commercial automobile insurance policies, focusing on the ‘light’ commercial automobile sector. This sector includes taxi cabs, non-emergency para-transit, and limousine, livery and business auto.

Matrix Service Company (MTRX) provides engineering, fabrication, infrastructure, construction, and maintenance services primarily to the oil, gas, power, petrochemical, industrial, mining, and minerals markets. Clients are located in the United States and Canada.

Oppenheimer Holdings, Inc. (OPY) delivers to the securities industry including retail securities brokerage, institutional sales and trading, investment banking, research, market-making, trust services and investment advisory and asset management services. It serves high-net-worth individuals, corporate executives, small and mid-sized businesses, endowments and foundations, institutions, and trusts globally.

John B. Sanfilippo & Son, Inc. (JBSS) engages in the processing and marketing of tree nuts and peanuts in the United States. It offers raw and processed nuts, including peanuts, almonds, Brazil nuts, pecans, pistachios, filberts, cashews, English walnuts, black walnuts, pine nuts, and macadamia nuts. The company provides its products under various private labels, as well as under the Fisher, Orchard Valley Harvest, and Sunshine Country brand names.

PHI, Inc. (PHIIK) provides helicopter transportation services for companies, hospitals, government agencies and other affiliated facilities with the oil and gas exploration, development, and production industry. PHIIK primarily operates in North America, West Africa and the Middle East. The company operates in three business segments: Oil and Gas, Air Medical, and Technical Services.

VAALCO Energy, Inc. (EGY) is an independent energy company that engages in acquisitions, exploration, development, and production of crude oil and natural gas. VAALCO’s strategy is to pursue selective opportunities with a focus on West Africa. They currently operate as part of an international consortium in the Gabonese Republic with further exploration programs in Angola & Equatorial Guinea.

Perritt MicroCap Opportunities Fund

Ten Largest Common Stock Holdings (Unaudited) (Continued)

Orchids Paper Products Company (TIS) manufactures tissue products serving the private label, or ‘at-home’ market. Its products include bathroom tissue, paper towels, and paper napkins.  It serves dollar stores, discount retailers, grocery stores, grocery wholesalers and co-operatives, and convenience stores primarily in Texas, Oklahoma, Kansas, Missouri, Arkansas, Nebraska, and Iowa.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Investments (Unaudited)	April 30, 2014

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS¨), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.  Percentages are based on total investments, at value.

Perritt Ultra MicroCap Fund

Portfolio Managers’ Message

Michael Corbett,	Matthew Brackmann,
Lead Portfolio Manager	Co-Portfolio Manager
Since 2004	Since 2014

The Perritt Ultra MicroCap Fund posted a 12.21 percent gain in the first six months of fiscal 2014, ended April 30, 2014 which compares very favorably to the 3.08 percent gain for the Russell 2000 Index and the 5.10 percent gain for the Russell MicroCap Index.  The complete performance results for the Fund and its benchmark can be viewed on page 13.

An examination of our internal attribution report gives us some interesting insight into the past performance for the Ultra MicroCap Fund, and why the Fund performed so well during the past six months.  First, our selections within consumer staples, financial services, and technology performed significantly better those in the Russell MicroCap Index.  The group of stocks within the Fund’s portfolio for financial services and technology each outperformed the stocks within the Index by more than 16 percentage points.  The Fund’s consumer staple stock outperformed the consumer staple stocks in the Russell MicroCap Index by 33 percent.  This strong performance within consumer staples is directly related to Primo Water (PRMW), which was up 80.3 percent in the past six months, and Liberator Medical Holdings (LBMH), which was up 70.8 percent during the past six months.  Overall, we had strong stock selection across the entire portfolio.  In fact, a little more than half of the Fund’s performance during the past six month can be attributed to stock selection.  The largest gainer in the past six months was Vertex Energy (VTNR), which gained 162.2 percent.  The second largest gainer during the past six months was Rex Energy (REX), which rose by 126.6 percent.

During the past six month, we sold 14 issues from the portfolio.  Three companies were sold due to receiving buy-out offers:  AT Cross (ATX), Official Payment Holdings (OPAY), and Vitran Corporation (VTNC).  There were three companies sold from the portfolio that reached their price targets; Digital Ally (DGLY), Meet Me (MEET), and Perma-Fix Environmental Services (PESI).  The remaining eight companies were sold due to reporting disappointing operating results.

As of April 30, 2014, the Fund’s portfolio contained the common stocks of 148 companies, 46 of which were new this year.  The Fund’s largest holdings and detailed description can be found on page 14.  Based on our earnings estimates, the Fund’s portfolio is trading at more than 14 times 2014 earnings.  The median stock in the portfolio is priced at 1.1 times revenue and the median market capitalization is approximately $78 million.  According to Morningstar, as of March 31, 2014, the Perritt Ultra MicroCap Fund has the lowest average market capitalization of 8,111 domestic stock mutual funds.  Lastly, the median stock in the portfolio is priced at 1.4 times book value.

As we have mentioned in this report in previous years, the Perritt Ultra MicroCap Fund tends to have investments that fly under the radar of most investors.  The micro-cap universe, particularly stocks under $100 million market capitalization, can be ignored by investors for an extended

Perritt Ultra MicroCap Fund

period of time. Therefore, the rewards can take longer to achieve, but can be swift.  As evidenced by the Fund’s strong performance during the past six months as well as the fiscal year ended 2013, the returns have been strong.  We would like to remind investors that the rewards of micro-cap investing typically are never consistent in the short run, but can have the potential to be rewarding in a full market cycle.  Please review the Fund’s full performance results on page 13.

I would like to welcome Matt Brackmann as my co-portfolio manager for the Perritt Ultra MicroCap Opportunities Fund.  As an analyst and Director of Trading, Matt has already contributed significantly to the Fund’s success.  As co-portfolio manager, his new duties have been expanded to include overseeing the Fund’s daily operations and helping me with final investment decisions.

I want to thank my fellow shareholders for their continued support and confidence in the Perritt Capital Management team.  Dr. Perritt and I made the first investment in this Fund nearly 10 years ago.  If you have any questions or comments about this report or your investment in the Perritt Ultra MicroCap Fund, please call us toll-free at (800)331-8936 or visit our web site at www.perrittcap.com.  Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Michael Corbett	Matt Brackmann
President and	Portfolio Manager
Portfolio Manager

Russell 2000 Index An index measuring the performance of approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

Russell Microcap Index A capitalization weighted index of 2,000 small-cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks. The broad index is designed to present an unbiased collection of the smallest tradable securities that still meet exchange listing requirements, so over-the-counter (OTC) stocks and pink sheet securities are excluded. The Russell Microcap Index is recalculated annually to prevent growing stocks from distorting index performance, and to include new entrants.

One cannot invest directly in an index

Book Value The value at which an asset is carried on a balance sheet. To calculate, take the cost of an asset minus the accumulated depreciation.

Past performance is not a guarantee of future results. Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress.

The information provided herein represents the opinion of Perritt Capital Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Perritt Ultra MicroCap Fund

Performance* (Unaudited)	April 30, 2014

Perritt Ultra MicroCap Fund versus
Russell 2000¨ Index and Russell MicroCap¨ Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell MicroCap® Index, which measures the performance of the micro-cap segment of the U.S. equity market, and the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the Fund at inception (August 30, 2004) through April 30, 2014.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.  The graph does not imply any future performance.

 Perritt Ultra MicroCap Fund

Performance* (Unaudited) (Continued)	April 30, 2014

Cumulative Total Returns**
Periods ended April 30, 2014 (Unaudited)

	Past	Past	Past	Past	Since
	6 Months	1 Year	3 Years	5 Years	Inception*

Perritt Ultra MicroCap Fund	12.21%	40.09%	36.21%	203.53%	119.51%

Russell 2000® Index	3.08%	20.50%	35.79%	147.16%	135.28%
(reflects no deduction for
fees and expenses)

Russell MicroCap® Index	5.10%	25.50%	41.50%	156.30%	102.30%
(reflects no deduction for
fees and expenses)

Average Annual Total Returns**
Periods ended April 30, 2014 (Unaudited)

	Past	Past	Past	Since
	1 Year	3 Years	5 Years	Inception*

Perritt Ultra MicroCap Fund	40.09%	10.85%	24.87%	8.47%

Russell 2000® Index	20.50%	10.74%	19.84%	9.26%
(reflects no deduction for
fees and expenses)

Russell MicroCap® Index	25.50%	12.27%	20.71%	7.56%
(reflects no deduction for
fees and expenses)

The Perritt Ultra MicroCap Fund’s annualized expense ratio for the period ended February 28, 2014, as stated in the statutory prospectus, was 1.76%.  The Fund imposes a 2% redemption fee on shares held for 90 days or less.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end is available by calling 800-331-8936.

*	The since inception date is August 30, 2004.

**	The tables do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

Perritt Ultra MicroCap Fund

Ten Largest Common Stock Holdings (Unaudited)

1347 Property Insurance Holdings, Inc. (PIH) provides property and casualty insurance products to individuals in its office based location of Louisiana. PIH’s products include homeowners insurance, manufactured or mobile home insurance, and dwelling fire insurance.

Hill International, Inc. (HIL) provides management and consulting services to transportation, environmental, energy and industrial markets. Clients include the United States and other national governments, foreign governments, and the private sector. Hill specifically focuses on two segments, Project Management and Construction Claims. The Project Management services provide a variety of construction management services and the Construction Claims advises clients to assist them in preventing or resolving claims and disputes.

Hennessy Advisors, Inc. (HNNA) a publicly traded investment manager offering a broad range of domestic equity, specialty, balanced and fixed income mutual funds. Hennessy currently serves as the investment advisor to 16 open-ended mutual funds and primarily provides its services to investment companies.

United Insurance Holdings Corp. (UIHC) operates as a property and casualty insurance holding company. They provide sourcing and writing services in Florida, Massachusetts, New Jersey, North Carolina, Rhode Island, South Carolina, and Texas. The company markets and distributes its policies to consumers through approximately 2,000 agents. The company’s target market consists of cases where the threat of natural disasters has caused large national insurance carriers to reduce their concentration of policies.

Quadrant 4 System Corporation (QFOR) provides consulting, technology services and outsourcing services through its direct sales approach. The company provides health care exchange platforms, innovative software products and propriety SMAC (social media, mobility, analytics and cloud computing) solutions to enterprise clients in Retail and Manufacturing, Media and Publishing, Financial Services and Health Care sectors.

U.S. Global Investors, Inc. (GROW) is a boutique registered investment adviser specializing in actively managed equity and bond strategies. The company has a longstanding history as experts in gold and precious metals, natural resources and emerging markets. Headquartered in San Antonio, Texas, the company provides advisory and other services to U.S. Global Investors Funds and other clients.

Century Casinos, Inc. (CNTY) is a international casino entertainment company that owns and operates Century Casino & Hotels in Cripple Creek and Central City, Colorado, and in Edmonton, Alberta, Canada and the Century Casino in Calgary, Alberta, Canada. The Company also operates casinos aboard 14 luxury cruise vessels.  Through its Austrian subsidiary, Century Casinos Europe GmbH, the Company holds a 66.6% ownership interest in Casinos Poland Ltd., the owner and operator of nine casinos in Poland. The Company is currently developing a project in the north metropolitan area of Calgary, Alberta, Canada that will include a horse race track and other gaming, restaurant and entertainment facilities.

REX American Resources Corporation (REX) engages in the production and sale of ethanol and distillers grains that are used as proteins in animal feed in its Alternative Energy segment. In its Real Estate segment, REX leases real estate properties including retail stores and a distribution center.

Perritt Ultra MicroCap Fund

Ten Largest Common Stock Holdings (Unaudited) (Continued)

Allied Motion Technologies, Inc. (AMOT) designs, manufactures, and sells motors, electronic motion controls, gearing, and optical encoder products worldwide. The company offers fractional horsepower permanent magnet DC and brushless DC motors for a range of original equipment applications; gearing solutions for the commercial and industrial equipment, healthcare, medical, and non-automotive transportation markets; and fractional horsepower brushless DC motors for medical, industrial, and commercial aviation applications.

Bluerock Residential Growth REIT, Inc. (BRG) is an equity real estate investment trust and invests in residential properties throughout the United States. Bluerock has transacted over 9 million square feet of residential and commercial real estate acquisitions since its inception in 2002.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Investments (Unaudited)	April 30, 2014

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS¨), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.  Percentages are based on total investments, at value.

Perritt Low Priced Stock Fund

Portfolio Managers’ Message

Michael Corbett,	Brian Gillespie,
Lead Portfolio Manager	Co-Portfolio Manager
Since 2014	Since 2014

Earlier this year Perritt Capital Management Inc. launched our newest mutual fund, the Perritt Low Priced Stock Fund.  We are excited to provide investors with another opportunity, along with the Perritt MicroCap Opportunities Fund and the Perritt Ultra MicroCap Fund, to invest in companies that are off the radar screen for most investors.  The Fund commenced operations February 28, 2014 and is the successor to a separately managed account with an inception date of June 30, 2012.  The Fund’s performance since inception and the performance of the separately managed account can be reviewed on page 19.

The Perritt Low Priced Stock Fund will use a “bottom-up” approach of fundamental analysis to look for individual companies that we believe offer significant potential for stock price appreciation.  All prospective investments are subjected to our proprietary nine-factor scoring system based on an analysis of the company’s income statement, balance sheet and cash flow statement.  Stocks within the portfolio are generally those that obtain above-average scores.  The Perritt Low Priced Stock Fund will contain a blend of both so-called growth and value stocks.  During market cycles, there will be times that each discipline will outperform the other.  Our diversified strategy should allow investors to experience exposure to both disciplines without having to select one or the other investment style.

The definition of “small cap” investing can differ between firms.  The majority of the holdings in the Fund will have a market cap between $300 million and $3 billion.  We believe there are a number of quality companies that are undiscovered “gems” trading in this range.  Staying at the $3 billion and under size allows us to remain focused on our core competency, which is small-cap and micro-cap investing.

The Fund will invest in low priced stocks which we define as those companies trading at or below $15 at the time of initial purchase.  Subsequent to the initial purchase, the Fund may purchase such securities at a price above $15 per share.  We believe some investors mistakenly avoid investing in stocks trading below $15 based on the perception that these stocks are more “speculative” than those trading at higher levels.  Additionally, our investment philosophy is rooted in finding companies under researched and unloved by “Wall Street”, which is usually reserved for stocks under $15.

As of April 30, 2014, the Fund’s portfolio contained the common stocks of 88 companies.  The Fund’s 10 largest holdings and detailed descriptions can be found on page 20.  Based on our earnings estimate, the Fund’s portfolio is trading at just above 15 times next year’s earnings.  The median price/revenues for the portfolio is 1.3 times and the median market capitalization is approximately $400 million.

We are excited for the opportunities our new fund presents.  Perritt Capital Management and its employees provided a little more than $1 million of initial capital to launch the Perritt Low Priced Stock

Perritt Low Priced Stock Fund

Fund.  As part of our dedication, we have capped the Fund’s expense ratio at 1.50 percent for at least the first year, with a gross expense ratio of 2.50 percent, which means that Perritt Capital will be paying a great deal of the Perritt Low Priced Stock Fund’s expenses.  We currently estimate that we need a little more than $10 million in assets to cover the Fund’s annual expenses, but Perritt will still not be collecting a fee at the $10 million asset level.  If you have any questions or comments about this report or your investment in the Perritt Low Priced Stock Fund, please call us toll-free at (800)331-8936 or visit our web site at www.perrittcap.com.  Please refer to the prospectus for information about the Fund’s investment objectives and strategies.

Michael Corbett	Brian Gillespie
President and	Portfolio Manager
Portfolio Manager

The fund is the successor to a separately managed account. The investment policies, objectives, guidelines and restrictions of the fund are in all material respects equivalent to those of the predecessor, and the predecessor’s portfolio managers are the current portfolio managers of the fund. However, the predecessor was not a registered investment company. Had the predecessor been registered under the Investment Company Act and been subject to the provisions of the Investment Company Act and the Internal Revenue Code to which the fund is subject, its investment performance may have been adversely affected.

Cash Flow A revenue or expense stream that changes a cash account over a given period. Cash inflows usually arise from one of three activities – financing, operations or investing – although this also occurs as a result of donations or gifts in the case of personal finance. Cash outflows result from expenses or investments. This holds true for both business and personal finance.

Price/Revenues A valuation ratio that compares a company’ stock price to its revenues. The price-to-sales ratio is an indicator of the value placed on each dollar of a company’s sales or revenues. It can be calculates either by dividing the company’s market capitalization by its total sales over a 12-month period, or on a per-share basis by dividing the stock price by sales per share for a 12-month period.

Mutual fund investing involves risk. Principal loss is possible. The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Funds invest in micro-cap companies which tend to perform poorly during times of economic stress. The Fund may invest in early stage companies which tend to be more volatile and somewhat more speculative than investments in more established companies. Low Priced stocks are generally more volatile than higher priced securities.

The investment adviser has contractually agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.50% through February 2015.

The information provided herein represents the opinion of Perritt Capital Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

 Perritt Low Priced Stock Fund

Performance* (Unaudited)	April 30, 2014

Perritt Low Priced Stock Fund versus
Russell 2000¨ Index and Russell MicroCap¨ Index

There are several ways to evaluate a fund’s historical performance.  You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment.  Each performance figure includes changes in a fund’s share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative total returns reflect the Fund’s actual performance over a set period.  For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050.  You can compare the Fund’s returns to the Russell MicroCap® Index, which measures the performance of the micro-cap segment of the U.S. equity market, and the Russell 2000® Index, which reflects a popular measure of the stock performance of small companies.

Average annual total returns take the Fund’s actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

*
The graph illustrates the performance of a hypothetical $10,000 investment made in the Fund at inception (June 30, 2012) through April 30, 2014.  Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees or the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.  The graph does not imply any future performance.

 Perritt Low Priced Stock Fund

Performance* (Unaudited) (Continued)	April 30, 2014

Cumulative Total Returns**
Periods ended April 30, 2014 (Unaudited)

	Past 6	Past 1	Since
	Months	Year	Inception*

Perritt Low Priced Stock Fund	6.80%	30.35%	53.11%

Russell 2000 Index	3.08%	20.50%	44.65%
(reflects no deduction for
fees and expenses)

Russell MicroCap Index	5.10%	25.50%	49.64%
(reflects no deduction for
fees and expenses)

The Perritt Low Priced Stock Fund’s annualized expense ratio for the period ended February 28, 2014, as stated in the statutory prospectus, was 1.50%.  The Fund imposes a 2% redemption fee on shares held for 90 days or less.  Performance data does not reflect the redemption fee.  If reflected, total returns would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end is available by calling 800-331-8936.

*
The Fund is the successor to a separately managed account.  Immediately prior to the Fund commencing operations on February 28, 2014, the predecessor transferred its assets to the Fund in exchange for the Fund’s shares.  The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of the predecessor.  In addition, the predecessor’s portfolio managers are the current portfolio managers of the Fund.  As a mutual fund registered under the Investment Company Act of 1940, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code to which the predecessor was not subject.  Had the predecessor been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected.  The performance was achieved by the predecessor when Fund assets were relatively small; the same strategies may not be available, and similar performance may not be achieved, when the Fund’s assets are larger.  The performance shown includes an annual management fee of 1.00% and does not include any expenses paid by the predecessor’s investment adviser.

The since inception date is June 30, 2012, the date of inception of the Fund’s predecessor.  The past performance of the Fund and its predecessor (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

**	The tables do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

Perritt Low Priced Stock Fund

Ten Largest Common Stock Holdings (Unaudited)

Amkor Technology, Inc. (AMKR) provides outsourced semiconductor packaging and test services. The company provides services designed to meet application and chip specific requirements to the United States and internationally. Amkor focuses on developing new packages and services to integrated device manufacturers, ‘fabless’ semiconductor companies and contract foundries in order to improve the efficiency of its existing production processes. Amkor’s major customers include Qualcomm Incorporated and Toshiba.

Select Medical Holdings Corporation (SEM) operates on two segments, Specialty Hospitals and Outpatient Rehabilitation. The specialty segment focuses on long term inpatients and intensive care patients. SEM focuses on the need to improve inpatient services, commercial volume and expansion through joint ventures and acquisition.  The outpatient rehabilitations segment engages in physical, occupational, and speech rehabilitation services.

Smith & Wesson Holding Corporation (SWHC) manufactures and sells a range of handguns, long guns, handcuffs, and firearm-related products and accessories. SWHC operates through retailers, dealers, distributors and manufacturers within the US and internationally. Clients include individuals partaking in recreational activities (such as hunting or sportsmen), law enforcement and other government organizations.

Sibanye Gold Limited (SBGL) is an independent, South African domiciled and focused mining Group, which currently owns and operates three underground and surface gold operations, namely the Driefontein Operation and the Kloof Operation in the West Witwatersrand region and the Beatrix Operation in the southern Free State. Sibanye is the largest individual producer of gold from South Africa and is one of the world’s 10 largest gold producers.

Warren Resources, Inc. (WRES) is an independent energy company that engages in the exploration, development, and production of domestic onshore crude oil and gas reserves. The company focuses on the development of its waterflood oil recovery properties. The company currently has several properties throughout the U.S. including properties that are located in California, Wyoming, New Mexico, and Texas.

Information Services Group, Inc. (III) operates as a technology insights, market intelligence, and advisory services company. Services include research, benchmarking, consulting, management services, and enterprise resource planning. III provides services in the Americas, Europe, and the Asia Pacific. III focuses on optimizing the operational environments of private and public sector organizations.

Penn Virginia Corporation (PVA) is an independent oil and gas company. PVA focuses on domestic onshore regions of the United States for the exploration, development and production of oil, natural gas liquids and natural gas. PVA’s strategy is to expand oil and NGL reserves, increase cash flows and margins and improve operations and financial position.

Bellatrix Exploration Ltd. (BXE) is an intermediate energy producer focused on the development and production of oil and natural gas reserves in the provinces of Alberta, British Columbia, and Saskatchewan. BXE is currently focusing on the development of Cardium and the Notikewin/Falher intervals in Western Canada.

Perritt Low Priced Stock Fund

Ten Largest Common Stock Holdings (Unaudited) (Continued)

Star Gas Partners, L.P. (SGU) is a home heating oil, propane distributor and services provider to residential and commercial customers in the United States. SGU also provides installation and repair services. The company conducts business through an operating subsidiary, Petro Holdings, Inc.. Key elements in SGU’s strategy include improving customer service, refining operating efficiency and expanding through select acquisitions.

ADDvantage Technologies Group, Inc. (AEY) distributes and services a line of electronics and hardware for the cable television industry by providing new and refurbished equipment, access and transport products and head-end products. Clients include franchise and private multiple system operators, telephone companies, system contractors, and other resellers principally in the United States, Canada, Central America, Mexico, and South America.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Allocation of Portfolio Investments (Unaudited)	April 30, 2014

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS¨), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.  Percentages are based on total investments, at value.

Perritt MicroCap Opportunities Fund

Schedule of Investments	April 30, 2014 (Unaudited)

Shares	COMMON STOCKS – 86.70%	Value

Aerospace & Defense – 0.87%
304,533	CPI Aerostructures,
	Inc.(a)	$4,102,059
		4,102,059

Auto Parts & Equipment – 1.58%
211,618	Miller Industries, Inc.	4,099,041
486,081	SORL Auto Parts, Inc.(a)	1,511,712
175,000	Stoneridge, Inc.(a)	1,870,750
		7,481,503

Business Services – 6.30%
79,150	Barrett Business
	Services, Inc.	3,989,952
304,700	Datalink Corp.(a)	3,912,348
300,000	EPIQ Systems, Inc.	3,837,000
178,200	GP Strategies Corp.(a)	4,683,096
964,500	Innodata Isogen, Inc.(a)	3,250,365
600,000	PRGX Global, Inc.(a)	3,858,000
498,000	RCM
	Technologies, Inc.(a)	3,376,440
50,000	Rentrak Corporation(a)	2,849,500
		29,756,701

Chemical & Related Products – 3.12%
225,000	Aceto Corporation	4,923,000
158,000	KMG Chemicals, Inc.	2,466,380
399,109	OMNOVA
	Solutions, Inc.(a)	3,639,874
299,080	Penford Corp.(a)	3,768,408
		14,797,662

Computers & Electronics – 1.76%
325,069	CyberOptics Corp.(a)	2,444,519
465,157	PC-Tel, Inc.	3,837,545
150,000	Qumu Corp.(a)	2,017,500
		8,299,564

Construction & Engineering – 5.19%
135,028	Comfort Systems
	USA, Inc.	2,025,420
440,000	Furmanite Corp.(a)	4,611,200
1,252,714	Hill
	International, Inc.(a)	8,418,238
200,000	Layne Christensen
	Company(a)	3,484,000
310,000	MFRI, Inc.(a)	3,375,900
350,800	Sterling Construction
	Company, Inc.(a)	2,694,144
		24,608,902

Consumer Products – Manufacturing – 5.78%
207,739	Delta Apparel, Inc.(a)	3,163,865
140,240	Flexsteel Industries, Inc.	4,813,037
125,000	Motorcar Parts
	of America, Inc.
	(Acquired 4/24/2011,
	Cost $968,750)(a)(b)	3,430,000
128,970	Motorcar Parts
	of America, Inc.(a)	3,538,937
211,780	Orchids Paper
	Products Co.	5,690,529
100,000	Universal
	Electronics, Inc.(a)	3,735,000
255,000	VOXX
	International Corp.(a)	2,996,250
		27,367,618

Consumer Services – 1.88%
503,000	Dice Holdings, Inc.(a)	3,847,950
1,200,000	Hudson
	Technologies, Inc.(a)	3,918,000
205,950	Intersections, Inc.	1,157,439
		8,923,389

Energy & Related Services – 5.48%
2,488,900	Cal Dive
	International, Inc.(a)	3,683,572
200,000	Matrix Service Co.(a)	6,194,000
146,900	Mitcham
	Industries, Inc.(a)	2,027,220
325,000	Newpark
	Resources, Inc.(a)	3,913,000
130,000	PHI, Inc.(a)	5,824,000
200,000	Renewable Energy
	Group, Inc.(a)	2,354,000
375,000	TGC Industries, Inc.(a)	1,897,500
		25,893,292

Financial Services – 8.87%
452,800	Atlas Financial
	Holdings, Inc.(a)	6,321,088
928,000	Cowen Group, Inc.(a)	3,814,080
15,681	EMC Insurance
	Group, Inc.	517,316
46,344	FBR & Co.(a)	1,195,675
600,000	Global Cash Access
	Holdings, Inc.(a)	3,960,000
100,000	JTH Holding, Inc.(a)	2,720,000

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	April 30, 2014 (Unaudited)

Shares		Value

Financial Services (Continued)
233,140	Oppenheimer
	Holdings, Inc.	$5,935,745
250,924	Silvercrest Asset
	Management Group,
	Inc. – Class A	4,366,077
542,247	SWS Group, Inc.(a)	4,018,050
325,000	Tristate Capital
	Holdings, Inc.(a)	4,251,000
325,000	United Insurance
	Holdings Corp.	4,956,250
		42,055,281

Food – 4.38%
220,000	Crimson Wine
	Group Ltd.(a)	1,955,800
350,000	Diversified Restaurant
	Holdings, Inc.(a)	1,753,500
142,955	Farmer Brothers Co.(a)	2,817,643
255,000	John B. Sanfilippo
	& Son, Inc.(a)	5,877,750
300,000	Landec Corp.(a)	3,558,000
425,000	Omega Protein Corp.(a)	4,828,000
		20,790,693

Health Care Providers & Services – 0.71%
649,800	Skilled Healthcare
	Group, Inc. – Class A(a)	3,352,968
		3,352,968

Leisure – 2.33%
900,000	Century Casinos, Inc.(a)	5,355,000
988,473	Full House
	Resorts, Inc.(a)(c)	1,972,004
230,000	Monarch Casino
	& Resort, Inc.(a)	3,689,200
		11,016,204

Medical Supplies & Services – 7.41%
197,400	Addus
	Homecare Corp.(a)	4,267,788
438,500	BioScrip, Inc.(a)	3,034,420
169,940	Cryolife, Inc.	1,543,055
182,000	Exactech, Inc.(a)	4,044,040
500,000	Five Star Quality
	Care, Inc.(a)	2,415,000
926,000	Liberator Medical
	Holdings, Inc.	3,583,620
450,000	Medical Action
	Industries, Inc.(a)	2,884,500
300,000	PhotoMedex, Inc.(a)	4,533,000
400,000	Syneron Medical Ltd.(a)	4,148,000
110,000	The Ensign Group, Inc.	4,675,000
		35,128,423

Minerals & Resources – 0.70%
210,000	Global Brass & Copper
	Holdings, Inc.	3,330,600
		3,330,600

Oil & Gas – 5.23%
367,463	Hallador Energy Co.	3,365,961
425,000	Resolute Energy Corp.(a)	3,187,500
272,040	SAExploration
	Holdings, Inc.(a)	2,540,854
375,000	Synergy
	Resources Corp.(a)	4,365,000
500,000	Triangle
	Petroleum Corp.(a)	4,810,000
600,000	Vaalco Energy, Inc.(a)	5,532,000
200,000	Warren
	Resources, Inc.(a)	1,014,000
		24,815,315

Pharmaceuticals – 0.43%
1,475,000	LifeVantage Corp.(a)	2,035,500
		2,035,500

Retail – 4.70%
202,955	Big 5 Sporting
	Goods Corp.	2,478,080
458,400	CafePress, Inc.(a)	2,745,816
500,000	Christopher & Banks
	Corp.(a)	3,120,000
173,050	Kirklands, Inc.(a)	2,960,886
400,000	PCM, Inc.(a)	4,168,000
307,100	Systemax, Inc.(a)	5,309,759
59,953	Weyco Group, Inc.	1,504,221
		22,286,762

Road & Rail – 0.76%
350,600	Covenant Transportation
	Group, Inc. – Class A(a)	3,593,650
		3,593,650

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	April 30, 2014 (Unaudited)

Shares		Value

Semiconductor Related Products – 4.71%
1,497,584	AXT, Inc.(a)	$3,234,781
300,000	Integrated
	Silicon Solution, Inc.(a)	4,338,000
575,000	Photronics, Inc.(a)	4,991,000
400,000	Rudolph
	Technologies, Inc.(a)	3,644,000
130,400	Sparton Corp.(a)	3,541,664
300,000	Ultra Clean
	Holdings, Inc.(a)	2,556,000
		22,305,445

Software – 3.16%
420,000	American Software,
	Inc. – Class A	4,048,800
2,081,250	iPass, Inc.(a)	3,371,625
100,000	Kofax Ltd.(a)	758,000
600,000	VASCO Data Security
	International, Inc.(a)	6,846,000
		15,024,425

Specialty Manufacturing – 7.30%
227,500	Core Molding
	Technologies, Inc.(a)	2,732,275
200,000	Courier Corp.	2,906,000
110,000	Douglas Dynamics, Inc.	1,855,700
250,000	Federal Signal Corp.(a)	3,795,000
198,800	Global Power Equipment
	Group, Inc.	3,484,964
250,000	KVH Industries, Inc.(a)	3,377,500
77,200	L.B. Foster Co.	3,655,420
325,000	Manitex
	International, Inc.(a)	5,349,500
206,800	Northern Technologies
	International Corp.(a)	4,373,820
87,816	Northwest Pipe Co.(a)	3,141,178
		34,671,357

Telecommunications – 1.76%
839,400	Ceragon
	Networks Ltd.(a)	2,257,986
220,000	Oplink Communications,
	Inc.(a)	3,770,800
250,000	SeaChange
	International, Inc.(a)	2,342,500
		8,371,286

Transportation – 2.29%
453,000	DHT Holdings, Inc.	3,537,930
420,000	Scorpio Tankers, Inc.	3,784,200
325,000	StealthGas, Inc.(a)	3,523,000
		10,845,130
	TOTAL COMMON
	STOCKS
	(Cost $305,565,872)	$410,853,729

	REAL ESTATE
	INVESTMENT TRUSTS – 3.32%
310,000	City Office Real
	Estate Investment
	Trust, Inc.	$3,881,200
360,895	Monmouth Real
	Estate Investment
	Corp. – Class A	3,388,804
375,812	Physicians Realty Trust	5,156,140
234,000	Whitestone Real Estate
	Investment Trust	3,283,020
	TOTAL REAL ESTATE
	INVESTMENT TRUSTS
	(Cost $14,228,121)	$15,709,164

The accompanying notes to financial statements are an integral part of this schedule.

Perritt MicroCap Opportunities Fund

Schedule of Investments (Continued)	April 30, 2014 (Unaudited)

Shares	SHORT TERM	Value
	INVESTMENTS – 8.15%

15,114,484	Alpine Municipal Money
	Market Fund – Investor
	Class, 0.05%(d)	$15,114,484
23,500,000	Fidelity Institutional
	Money Market Funds –
	Prime Money
	Market Portfolio –
	Class I, 0.01%(d)	23,500,000
	TOTAL SHORT TERM
	INVESTMENTS
	(Cost $38,614,484)	$38,614,484
	Total Investments
	(Cost $358,408,477) –
	98.17%	$465,177,377
	Other Assets in Excess
	of Liabilities – 1.83%	8,694,004
	TOTAL NET ASSETS –
	100.00%	$473,871,381

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)
Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. See Note 7 of the Note to Financial Statements.

(c)	Affiliated issuer. See Note 11 of the Notes to Financial Statements.

(d)	Variable rate security whose rate shown is the effective rate as of April 30, 2014.

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments	April 30, 2014 (Unaudited)

Shares	COMMON STOCKS – 87.72%	Value

Aerospace & Defense – 1.85%
82,872	CPI Aerostructures,
	Inc.(a)	$1,116,286
125,000	Kratos Defense & Security
	Solutions, Inc.(a)	902,500
125,384	Micronet Enertec
	Technologies, Inc.(a)	507,805
		2,526,591
Air Transport – 0.62%
47,185	AeroCentury Corp.(a)	846,971
		846,971
Auto Parts & Equipment – 0.90%
149,324	SORL Auto Parts, Inc.(a)	464,398
135,000	Supreme
	Industries, Inc.(a)	765,450
		1,229,848
Biotechnology – 1.34%
125,000	Columbia
	Laboratories, Inc.(a)	837,500
40,600	Trinity Biotech
	plc – ADR	995,106
		1,832,606
Business Services – 9.63%
276,356	Auxilio, Inc.(a)	400,716
77,000	Datalink Corp.(a)	988,680
134,282	DLH Holdings Corp.(a)	275,278
141,234	Edgewater
	Technology, Inc.(a)	999,937
175,000	Information Services
	Group, Inc.(a)	866,250
216,000	Innodata Isogen, Inc.(a)	727,920
269,000	Intrusion, Inc.(a)	613,320
415,309	Newtek Business
	Services, Inc.(a)	1,146,253
200,742	Professional Diversity
	Network, Inc.(a)	704,605
2,714,567	Quadrant 4
	Systems Corp.(a)	1,465,866
101,555	RCM Technologies,
	Inc.(a)	688,543
234,900	SmartPros Ltd.(d)	805,707
212,444	Sysorex Global
	Holdings Corp.(a)	1,125,953
51,953	Transcat, Inc.(a)	511,217
550,000	USA Technologies,
	Inc.(a)	1,111,000
565,958	WidePoint Corp.(a)	781,022
		13,212,267
Chemical & Related Products – 0.76%
605,000	Flexible Solutions
	International, Inc.(a)	399,300
61,300	TOR Minerals
	International, Inc.(a)	641,198
		1,040,498
Commercial Services & Supplies – 0.98%
67,169	Empire Resources, Inc.	278,080
120,500	General Finance
	Corp.(a)	1,070,040
		1,348,120
Communications Equipment – 0.14%
41,300	ParkerVision, Inc.(a)	188,328
		188,328
Computers & Electronics – 3.41%
330,100	ADDvantage Technologies
	Group, Inc.(a)	1,109,136
121,000	Concurrent Computer
	Corporation	1,015,190
80,000	CyberOptics Corp.(a)	601,600
196,000	Dot Hill
	Systems Corp.(a)	809,480
195,000	NAPCO Security
	Technologies, Inc.(a)	1,138,800
		4,674,206
Construction & Engineering – 2.77%
81,800	Gencor
	Industries, Inc.(a)	858,082
260,000	Hill International,
	Inc.(a)	1,747,200
71,538	MFRI, Inc.(a)	779,049
85,400	Willdan Group, Inc.(a)	398,818
		3,783,149
Consumer Products – Distributing – 1.17%
248,399	FitLife Brands, Inc.(a)	591,190
325,000	US Auto Parts
	Network, Inc.(a)	1,014,000
		1,605,190

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	April 30, 2014 (Unaudited)

Shares		Value

Consumer Products – Manufacturing – 2.78%
71,022	Cherokee, Inc.	$985,075
81,600	Crown Crafts, Inc.	696,048
199,947	Emerson Radio Corp.(a)	405,892
24,000	Flexsteel Industries	823,680
140,000	Vapor Corp.(a)	896,000
		3,806,695
Consumer Services – 1.35%
290,000	Hudson
	Technologies, Inc.(a)	946,850
200,000	Primo Water Corp.(a)	898,000
		1,844,850
Electronic Equipment & Instruments – 3.91%
109,300	Allied Motion
	Technologies, Inc.	1,239,462
450,000	Iteris, Inc.(a)	873,000
50,800	LGL Group, Inc.(a)	248,920
43,783	Magnetek, Inc.(a)	965,415
64,834	Richardson
	Electronics Ltd.	649,637
189,835	Ultralife Corp.(a)	683,406
405,000	Wells-Gardner
	Electronics Corp.(a)	692,550
		5,352,390
Energy & Related Services – 3.43%
300,106	Acorn Energy, Inc.	696,246
640,000	Cal Dive
	International, Inc. (a)	947,200
19,000	REX American
	Resources Corp.(a)	1,241,840
150,000	TGC Industries, Inc.(a)	759,000
994,760	Uranium
	Energy Corp.(a)	1,064,393
		4,708,679
Environmental Services – 1.29%
175,000	Fuel Tech, Inc.(a)	1,065,750
179,500	Versar, Inc.(a)	692,870
		1,758,620
Financial Services – 10.70%
200,000	1347 Property Insurance
	Holdings, Inc.(a)(d)	1,810,000
125,836	AMREP Corp.(a)	685,806
71,500	Atlas Financial
	Holdings, Inc.(a)	998,140
90,000	Bank of Commerce
	Holdings	571,500
43,500	First Internet Bancorp	949,605
123,600	Hennessy Advisors, Inc.	1,541,292
80,000	HopFed Bancorp, Inc.	910,400
35,000	JTH Holding, Inc.(a)	952,000
114,330	MicroFinancial, Inc.	899,777
80,000	Pacific Premier
	Bancorp(a)	1,092,000
350,000	U.S. Global Investors,
	Inc. – Class A	1,270,500
100,000	United Insurance
	Holdings Corp	1,525,000
43,300	Virginia Heritage
	Bank(a)	959,095
80,000	Xenith Bankshares,
	Inc.(a)	488,000
		14,653,115
Food – 3.67%
86,500	Crimson Wine
	Group Ltd.(a)	768,985
172,500	Diversified Restaurant
	Holdings, Inc.(a)	864,225
100,000	G. Willi-Food
	International Ltd.(a)	753,000
700,000	Hot Mama’s Foods, Inc.
	(Acquired 1/28/2014,
	Cost $560,000)(a)(b)	840,000
41,500	John B. Sanfilippo &
	Son, Inc.(a)	956,575
139,000	Willamette Valley
	Vineyards, Inc.(a)	852,070
		5,034,855
Health Care Providers & Services – 0.56%
142,100	Celsion Corporation(a)	471,772
100,000	InfuSystem
	Holdings, Inc.(a)	282,000
		753,772
Insurance – 0.69%
140,000	Kingstone
	Companies, Inc.	938,000
		938,000

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	April 30, 2014 (Unaudited)

Shares		Value

Leisure – 4.69%
210,000	Century
	Casinos, Inc.(a)	$1,249,500
161,000	Digital Cinema
	Destinations Corp. –
	Class A(a)	821,100
322,000	Full House
	Resorts, Inc.(a)	642,390
1,534,825	Galaxy Gaming, Inc.(a)	721,368
104,500	Gaming Partners
	International Corp.	883,025
419,600	Nevada Gold &
	Casinos, Inc.(a)	482,540
1,100,000	NTN Buzztime, Inc.(a)	693,000
129,333	Reading
	International, Inc.(a)	915,678
		6,408,601
Medical Supplies & Services – 4.63%
31,600	Addus Homecare
	Corp.(a)	683,192
450,000	Allied Healthcare
	Products(a)(d)	972,000
51,000	Birner Dental Management
	Services, Inc.	870,060
1,438,600	Hooper Holmes, Inc.(a)	877,546
131,100	Lakeland
	Industries, Inc.(a)	930,810
280,000	Liberator Medical
	Holdings, Inc.	1,083,600
76,300	MGC Diagnostics
	Corp.(a)	839,300
500,000	Urologix, Inc.(a)	80,000
		6,336,508
Minerals & Resources – 0.38%
300,000	Silvercrest Mines, Inc.(a)	516,000
		516,000
Motion Pictures – 0.67%
202,227	Ballantyne
	Strong, Inc.(a)	914,066
		914,066
Oil & Gas – 4.33%
140,000	American Eagle
	Energy Corp.(a)	966,000
493,893	Deep Down, Inc.(a)	1,007,542
525,000	Enservco Corp.(a)	1,029,000
110,300	Hallador Energy Co.	1,010,348
400,500	Pedevco Corp.(a)	793,390
137,910	Vertex Energy, Inc.(a)	1,121,208
		5,927,488
Retail – 0.60%
136,600	CafePress, Inc.(a)	818,234
		818,234
Semiconductor Related Products – 3.46%
380,000	AXT, Inc.(a)	820,800
27,135	Cascade
	Microtech, Inc.(a)	289,802
100,000	DSP Group, Inc.(a)	796,000
213,000	inTEST Corp.(a)	879,690
250,000	On Track
	Innovations Ltd.(a)	575,000
150,000	Sigma Designs, Inc.(a)	565,500
30,000	Sparton Corporation(a)	814,800
		4,741,592
Software – 5.86%
95,484	American Software,
	Inc. – Class A	920,466
239,000	ARI Network
	Services, Inc.(a)	731,340
115,400	Asure Software, Inc.(a)	694,708
290,500	Bsquare Corp.(a)	929,600
159,900	CIBER, Inc.(a)	690,768
100,000	Cimatron Ltd.(a)	660,000
101,000	Evolving Systems, Inc.	880,720
384,320	GlobalSCAPE, Inc.	949,270
600,000	iPass, Inc.(a)	972,000
175,000	Speed Commerce, Inc.(a)	577,500
		8,006,372
Specialty Manufacturing – 8.08%
54,200	Broadwind
	Energy, Inc.(a)	731,158
54,844	CECO Environmental
	Corp.	871,471
816,000	China Gerui Advanced
	Materials Group Ltd.(a)	609,552
131,046	China Solar & Clean
	Energy Solutions, Inc.
	(Acquired 3/15/2005,
	10/3/2005, and 3/5/2008,
	Cost $441,000)(a)(b)	6,552

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	April 30, 2014 (Unaudited)

Shares		Value

Specialty Manufacturing (Continued)
70,900	Core Molding
	Technologies, Inc.(a)	$851,509
178,100	CTI Industries Corp.(a)(d)	869,128
80,000	Friedman Industries	686,400
22,727	Hurco Companies, Inc.	605,902
25,000	Kewaunee Scientific
	Corp.	418,750
60,000	KVH Industries, Inc.(a)	810,600
73,354	Manitex
	International, Inc.(a)	1,207,407
45,600	Northern Technologies
	International Corp.(a)	964,440
275,764	Orbit International
	Corp.(a)(d)	783,170
100,000	Pioneer Power
	Solutions, Inc.(a)	906,000
959,000	TechPrecision Corp.(a)	754,253
166,667	Worldwide Energy &
	Manufacturing USA, Inc.
	(Acquired 1/26/2010,
	Cost $749,997)(a)(b)(c)	—
46,183	Worldwide Energy &
	Manufacturing USA,
	Inc.(a)(c)	—
		11,076,292
Telecommunications – 1.46%
660,000	Mobivity Holdings Corp.
	(Acquired 3/11/2014,
	Cost $660,000)(b)(c)	950,400
325,000	Westell Technologies,
	Inc.(a)	1,059,500
		2,009,900
Transportation – 1.61%
120,000	DHT Holdings, Inc.	937,200
500,000	Euroseas Ltd.(a)	595,000
56,000	Star Bulk
	Carriers Corp.(a)	665,280
		2,197,480
	TOTAL COMMON
	STOCKS
	(Cost $98,632,695)	$120,091,283

	REAL ESTATE
	INVESTMENT TRUST – 1.48%
90,000	Bluerock Residental
	Growth Real Estate
	Investment Trust, Inc.	$1,212,300
100,000	Preferred Apartment
	Communities, Inc.	809,000
	TOTAL REAL ESTATE
	INVESTMENT TRUST
	(Cost $2,124,988)	$2,021,300

Contracts	WARRANTS – 0.04%	Value

Electronic Equipment & Instruments
249,000	The LGL Group, Inc.
Warrant
Expiration: 8/6/2018,
	Exercise Price: $7.50(a)	$14,940

Food
350,000	Hot Mama’s Foods, Inc.
Warrant (Acquired
1/28/2014, Cost $0)
Expiration: 1/28/2017,
Exercise Price:
	$2.00(a)(b)(c)	—

Specialty Manufacturing
418,518	Worldwide Energy &
Manufacturing USA, Inc.
Warrant (Acquired
1/26/2010, Cost $0)
Expiration: 1/26/2015,
Exercise Price:
	$5.65(a)(b)(c)	—

Telecommunications
165,000	Mobivity Holdings
Corp. Warrant
Expiration: 03/11/2019,
Exercise Price:
	$1.20(a)(b)(c)	39,600

Oil & Gas
35,625	American Standard Energy
Corp. Warrant A (Acquired
2/24/2011, Cost $0)
Expiration: 2/1/2016,
Exercise Price:
	$5.00(a)(b)(c)	—

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Schedule of Investments (Continued)	April 30, 2014 (Unaudited)

Contracts		Value

Oil & Gas (Continued)
35,625	American Standard Energy
	Corp. Warrant B
	(Acquired 2/24/2011,
	Cost $0)
	Expiration: 2/1/2016,
	Exercise Price:
	$6.50(a)(b)(c)	$—
	TOTAL WARRANTS
	(Cost $346,104)	$54,540

Shares	SHORT TERM	Value
	INVESTMENTS – 10.68%
6,800,000	Alpine Municipal Money
	Market Fund – Investor
	Class, 0.05%(e)	$6,800,000
1,024,202	STIT – Liquid Assets
	Portfolio – Institutional
	Class, 0.07%(e)	1,024,202
6,800,000	Fidelity Institutional Money
	Market Funds – Prime
	Money Market Portfolio –
	Class I, 0.01%(e)	6,800,000
	TOTAL SHORT TERM
	INVESTMENTS
	(Cost $14,624,202)	$14,624,202
	Total Investments
	(Cost $115,727,989) –
	99.92%	$136,791,325
	Other Assets in Excess
	of Liabilities – 0.08%	107,807
	TOTAL NET ASSETS –
	100.00%	$136,899,132

Percentages are stated as a percent of net assets.

ADRAmerican Depository Receipt

(a)	Non-income producing security.

(b)
Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration.  See Note 7 of the Notes to Financial Statements.  Of these securities, $846,552 or 0.62% of the Fund’s Net assets were deemed to be illiquid.

(c)
The price for this security was derived from an estimate of fair market value using methods approved by the Fund’s Board of Directors. These securities represent $990,000 or 0.72% of the Fund’s Net Assets.  With the exception of Worldwide Energy & Manufacturing USA, Inc. (“WEMU”) and WEMU warrants, these securities were classified as Level 2 securities.  WEMU and WEMU warrants were classified as Level 3 securities.

(d)	Affiliated issuer: See Note 11 of the Notes to Financial Statements.

(e)	Variable rate security the rate shown is the effective rate as of April 30, 2014.

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Low Priced Stock Fund

Schedule of Investments	April 30, 2014 (Unaudited)

Shares	COMMON STOCKS – 86.93%	Value

Air Transport – 1.33%
3,100	JetBlue Airways Corp.(a)	$24,506
		24,506
Biotechnology – 2.57%
1,300	Cambrex Corp.(a)	26,637
2,900	Columbia
	Laboratories, Inc.(a)	19,430
350	Cumberland
	Pharmaceuticals, Inc.(a)	1,558
		47,625
Building Materials – 1.13%
2,100	PGT, Inc.(a)	20,895
		20,895
Business Services – 6.64%
2,500	Graphic Packaging
	Holding Co.(a)	25,650
5,800	Information Services
	Group, Inc.(a)	28,709
3,900	Lionbridge
	Technologies, Inc.(a)	22,932
800	Newtek Business
	Services, Inc.(a)	2,208
1,525	RCM Technologies,
	Inc.(a)	10,340
700	Steelcase, Inc.	11,536
4,000	Sysorex Global
	Holdings Corp.(a)	21,200
		122,575
Chemical & Related Products – 2.88%
1,800	Arabian American
	Development Co.(a)	19,674
800	FutureFuel Corporation	16,056
1,900	OMNOVA
	Solutions, Inc.(a)	17,328
		53,058
Commercial Banks – 1.44%
3,700	Southcoast Financial
	Corp.(a)	26,603
		26,603
Commercial Services & Supplies – 0.59%
1,800	ACCO Brands Corp.(a)	11,034
		11,034
Communications Equipment – 2.60%
2,200	ClearOne, Inc.(a)	22,352
2,800	Mitel Networks Corp.(a)	25,620
		47,972
Computers & Electronics – 3.95%
8,200	ADDvantage Technologies
	Group, Inc.(a)	27,552
2,400	Brocade Communications
	Systems, Inc.(a)	22,344
3,600	Napco Security
	Technologies, Inc.(a)	21,024
250	PC-Tel, Inc.(a)	2,063
		72,983
Construction & Engineering – 1.36%
2,400	Gencor
	Industries, Inc.(a)	25,176
		25,176
Consumer Products – Distributing – 0.30%
475	Consolidated
	Water Co., Inc.	5,520
		5,520
Consumer Products – Manufacturing – 2.96%
3,000	Crown Crafts, Inc.	25,590
1,900	Smith & Wesson
	Holding Corp.(a)	29,165
		54,755
Electronic Equipment & Instruments – 4.34%
1,400	Allied Motion
	Technologies, Inc.	15,876
1,400	Daktronics, Inc.	18,228
10,800	Iteris, Inc.(a)	20,952
1,700	Orbotech Ltd.(a)	25,058
		80,114
Energy & Related Services – 0.64%
1,000	Renewable Energy
	Group, Inc.(a)	11,770
		11,770
Energy Equipment & Services – 1.43%
3,700	Tsakos Energy
	Navigation Ltd.	26,381
		26,381

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Low Priced Stock Fund

Schedule of Investments (Continued)	April 30, 2014 (Unaudited)

Shares		Value

Financial Services – 3.53%
2,200	Gain Capital
	Holdings, Inc.	$22,220
1,500	Janus Capital
	Group, Inc.	18,195
2,100	Pzena Investment
	Management, Inc.	22,827
175	Susquehanna
	Bancshares, Inc.	1,813
		65,055
Health Care Providers & Services – 2.66%
2,300	BioTelemetry, Inc.(a)	18,262
2,200	Select Medical
	Holdings Corp.	30,712
		48,974
Insurance – 1.31%
525	Atlantic
	American Corp.	1,838
1,300	CNO Financial
	Group, Inc.	22,425
		24,263
Leisure – 2.39%
1,425	Century Casinos, Inc.(a)	8,479
150	Monarch Casino
	& Resort, Inc.(a)	2,406
900	Nautilus, Inc.(a)	7,497
150	Penn National
	Gaming, Inc.(a)	1,674
3,400	Reading
	International, Inc.(a)	24,072
		44,128
Medical Supplies & Services – 5.70%
1,600	AMN Healthcare
	Services, Inc.(a)	19,968
9,800	Hooper Holmes, Inc.(a)	5,978
425	Merit Medical
	Systems, Inc.(a)	5,470
250	MGC Diagnostics
	Corp.(a)	2,750
2,300	Nordion, Inc.(a)	26,634
1,700	PhotoMedex, Inc.(a)	25,686
2,300	Symmetry
	Medical, Inc.(a)	18,998
		105,484

Minerals & Resources – 1.57%
2,800	Sibanye Gold
	Ltd. – ADR	28,924
		28,924
Oil & Gas – 12.38%
2,900	Bellatrix
	Exploration Ltd.(a)	28,187
2,800	Callon Petroleum Co.(a)	25,704
10,000	Enservco Corp.(a)	19,600
1,700	Gran Tierra
	Energy, Inc.(a)	12,155
1,550	Hercules
	Offshore, Inc.(a)	6,929
1,900	Kodiak Oil &
	Gas Corp.(a)	24,149
1,700	Penn Virginia Corp.(a)	28,288
4,400	Star Gas Partners LP	27,940
1,400	W&T Offshore, Inc.	26,880
5,700	Warren
	Resources, Inc.(a)	28,899
		228,731
Retail – 1.84%
4,400	1-800-Flowers.com,
	Inc.(a)	23,980
800	Stein Mart, Inc.	10,000
		33,980
Semiconductor Related Products – 9.04%
3,900	Amkor
	Technology, Inc.(a)	31,004
2,100	Cascade
	Microtech, Inc.(a)	22,428
2,000	Entegris, Inc.(a)	22,180
5,300	inTEST Corp.(a)	21,889
1,900	Photronics, Inc.(a)	16,492
2,500	Silicon Image, Inc.(a)	14,025
600	Sparton Corp.(a)	16,296
1,600	Vishay
	Intertechnology, Inc.	22,752
		167,066
Software – 1.41%
2,700	American Software, Inc.	26,028
		26,028

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Low Priced Stock Fund

Schedule of Investments (Continued)	April 30, 2014 (Unaudited)

Shares		Value

Specialty Manufacturing – 6.72%
300	Arts-Way Manufacturing
	Co., Inc.	$1,818
1,400	CECO Environmental
	Corp.	22,246
1,300	Core Molding
	Technologies, Inc.(a)	15,613
1,300	Federal Signal Corp.	19,734
2,600	Mueller Water
	Products, Inc.	23,712
800	NN, Inc.	15,656
1,900	Wabash National
	Corp.(a)	25,384
		124,163
Telecommunications – 2.82%
900	Harmonic, Inc.(a)	6,327
1,600	Inteliquent, Inc.	21,824
2,700	RRSat Global
	Communications
	Network Ltd.	23,949
		52,100
Transportation – 1.40%
8,200	Radiant Logistics, Inc.(a)	25,830
		25,830
	TOTAL COMMON STOCKS
	(Cost $1,658,160)	$1,605,693

	REAL ESTATE
	INVESTMENT TRUST – 2.70%
2,200	Diamondrock
	Hospitality Co.	$26,994
1,700	Medical Properties
	Trust, Inc.	22,950
	TOTAL REAL ESTATE
	INVESTMENT TRUST
	(Cost $50,168)	$49,944

	SHORT TERM
	INVESTMENTS – 7.08%
130,751	Fidelity Institutional Money
	Markets Funds – Money
	Market Portfolio, 0.05%(b)	$130,751
	TOTAL SHORT TERM
	INVESTMENTS
	(Cost $130,751)	$130,751
	Total Investments
	(Cost $1,839,079) –
	96.71%	$1,786,388
	Other Assets in
	Excess of Liabilities –
	3.29%	60,838
	TOTAL NET ASSETS –
	100.00%	$1,847,226

Percentages are stated as a percent of net assets.

ADRAmerican Depository Receipt
(a)	Non-income producing security.
(b)	Variable rate security whose rate shown is the effective rate as of April 30, 2014.

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Funds, Inc.

Statements of Assets and Liabilities

April 30, 2014 (Unaudited)

	Perritt MicroCap	Perritt Ultra	Perritt Low
	Opportunities Fund	MicroCap Fund	Priced Stock Fund
Assets:
Investments at value
Unaffiliated issuers	$463,205,373	$131,551,320	$1,786,388
Affiliated issuers	1,972,004	5,240,005	—
Cash	—	—	36
Due from Advisor	—	—	6,681
Receivable for investments sold	9,368,301	307,064	—
Receivable for fund shares issued	667,358	174,802	45,000
Dividends and interest receivable	116,481	18,869	403
Prepaid expenses	42,868	29,578	19,030
Total Assets	475,372,385	137,321,638	1,857,538

Liabilities:
Payable for investments purchased	646,618	128,400	—
Payable for fund shares purchased	326,018	104,114	—
Payable to Officers & Directors	18,503	18,503	—
Payable to Advisor	393,476	139,615	—
Accrued expenses & other liabilities	116,389	31,874	10,312
Total Liabilities	1,501,004	422,506	10,312
Net Assets	$473,871,381	$136,899,132	$1,847,226

Net Assets Consist of:
Capital Stock	$346,628,216	$115,383,129	$1,917,219
Accumulated net investment loss	(2,910,130)	(1,434,265)	(1,543)
Accumulated undistributed net realized
gain/(loss) on investments sold	23,384,395	1,886,932	(15,759)
Net unrealized appreciation/
(depreciation) on investments	106,768,900	21,063,336	(52,691)
Total Net Assets	$473,871,381	$136,899,132	$1,847,226
Capital Stock, $0.0001 par value
Authorized	100,000,000	100,000,000	100,000,000
Outstanding	13,172,665	7,697,565	128,643
Net Assets	$473,871,381	$136,899,132	$1,847,226
Net asset value and
offering price per share	$35.97	$17.78	$14.36
Cost of Investments
Unaffiliated issuers	$355,226,920	$110,247,549	$1,839,079
Affiliated issuers	3,181,557	5,480,440	—

The accompanying notes to financial statements are an integral part of these statements.

Perritt Funds, Inc.

Statements of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

	Perritt MicroCap	Perritt Ultra	Perritt Low
	Opportunities Fund	MicroCap Fund	Priced Stock Fund
Investment Income:
Dividend Income
Unaffiliated issuers	$2,026,412	$274,024	$2,308
Affiliated issuers	—	7,935	—
Less: Foreign taxes withheld
and issuance fees	—	—	(140)
Interest income	3,178	3,038	14
Total investment income	2,029,590	284,997	2,182

Expenses:
Investment advisory fee	2,360,822	724,446	2,483
Shareholder servicing	180,197	44,864	4,804
Administration fee	89,463	17,678	64
Fund accounting expenses	50,059	12,514	674
Officer & directors’ fees & expenses	35,838	35,838	—
Federal & state registration fees	26,749	15,855	4,957
Printing & mailing fees	19,572	5,418	317
Professional fees	16,436	16,332	6,469
Custodian fees	15,079	6,716	439
Other expense	5,607	2,017	311
Total expenses	2,799,822	881,678	20,518
Less reimbursement/waiver	—	—	(16,793)
Total expenses net of
reimbursement/waiver	2,799,822	881,678	3,725
Net investment loss	(770,232)	(596,681)	(1,543)
Realized and Unrealized Gain
on Investments:
Net realized gain/(loss) on
investments from sales of:
Unaffiliated issuers	23,386,593	1,920,999	(15,759)
Affiliated issuers	—	(15,384)	—
Change in unrealized appreciation/
(depreciation) on investments	4,667,931	8,695,913	(52,691)
Net realized and unrealized
gain/(loss) on investments	28,054,524	10,601,528	(68,450)
Net increase/(decrease) in net assets
resulting from operations	$27,284,292	$10,004,847	$(69,993)

The accompanying notes to financial statements are an integral part of these statements.

Perritt Funds, Inc.

Statements of Assets and Liabilities

					Perritt Low
	Perritt MicroCap		Perritt Ultra		Priced Stock
	Opportunities Fund		MicroCap Fund		Fund
					For the Period
	For the		For the		February 28,
	Six Months	For the	Six Months	For the	2014
	Ended	Year Ended	Ended	Year Ended	through
	April 30,	October 31,	April 30,	October 31,	April 30,
	2014	2013	2014	2013	2014
	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment loss	$(770,232)	$(728,345)	$(596,681)	$(632,694)	$(1,543)
Net realized gain/(loss)
on investments	23,386,593	44,768,270	1,905,615	3,093,467	(15,759)
Net change in unrealized
appreciation/(depreciation)
on investments	4,667,931	84,142,856	8,695,913	16,880,044	(52,691)
Net increase/(decrease) in
net assets resulting
from operations	27,284,292	128,182,781	10,004,847	19,340,817	(69,993)

Dividends and Distributions
to Shareholders:
Net investment income	—	(2,669,596)	—	—	—
Net realized gains	(43,420,318)	—	(2,070,525)	—	—
Total dividends
and distributions	(43,420,318)	(2,669,596)	(2,070,525)	—	—

Capital Share Transactions:
Proceeds from
shares issued	53,113,858	107,694,894	72,535,034	41,811,416	1,917,219
Reinvestment
of distributions	40,439,455	2,464,206	1,974,026	—	—
Cost of shares redeemed	(67,049,405)	(80,483,998)	(27,635,786)	(27,747,260)	—
Redemption fees	34,036	39,936	91,840	18,027	—
Net increase in net assets
from capital
share transactions	26,537,944	29,715,038	46,965,114	14,082,183	1,917,219
Total Increase
in Net Assets	10,401,918	155,228,223	54,899,436	33,423,000	1,847,226

Net Assets
Beginning of the period	463,469,463	308,241,240	81,999,696	48,576,696	—
End of the period	$473,871,381	$463,469,463	$136,899,132	$81,999,696	$1,847,226

Accumulated undistributed
net investment loss	$(2,910,130)	$(2,139,898)	$(1,434,265)	$(837,584)	$(1,543)

Capital Share Transactions:
Shares sold	1,458,607	3,346,610	4,084,687	3,031,237	128,643
Shares issued on
reinvestment
of distributions	1,185,212	89,154	122,080	—	—
Shares redeemed	(1,870,506)	(2,683,208)	(1,561,905)	(2,202,381)	—
Net increase from capital
share transactions	773,313	752,556	2,644,862	828,856	128,643

The accompanying notes to financial statements are an integral part of these statements.

Perritt MicroCap Opportunities Fund

Financial Highlights

For a Fund share outstanding throughout the period

	For the
	Period Ended
	April 30,		For the Years Ended October 31,
	2014		2013	2012	2011	2010	2009
	(Unaudited)

Net asset value, beginning of period	$37.38		$26.47	$23.43	$24.52	$19.83	$15.92

Income/(loss) from investment operations:
Net investment income/(loss)2	(0.06)		(0.06)	0.10	(0.11)	(0.15)	(0.03)
Net realized and unrealized
gain/(loss) on investments	2.14		11.21	2.94	(0.98)	4.84	3.94
Total from investment operations	2.08		11.15	3.04	(1.09)	4.69	3.91
Less dividends and distributions:
Distributions from net realized gains	(3.49)		(0.24)	—	—	—	—
Total dividends and distributions	(3.49)		(0.24)	—	—	—	—
Redemption fees2,3	—		—	—	—	—	—
Net asset value, end of period	$35.97		$37.38	$26.47	$23.43	$24.52	$19.83
Total return1	6.08	%5	42.46%	12.97%	(4.45%)	23.59%	24.56%
Supplemental data and ratios:
Net assets, end of period
(in thousands)	$473,871		$463,469	$308,241	$337,975	$371,998	$315,865
Ratio of net expenses to
average net assets	1.19	%4	1.22%	1.26%	1.22%	1.27%	1.42%
Ratio of net investment loss to
average net assets	(0.33	%)4	(0.20%)	0.38%	(0.42%)	(0.67%)	(0.18%)
Portfolio turnover rate	13.2	%5	41.4%	14.0%	25.4%	41.5%	25.4%

1	Total return reflects reinvested dividends but does not reflect the impact of taxes.
2	Net Investment income/(loss) and redemption fees per share has been calculated based on average shares outstanding during the period.
3	Amount is less than $0.01 per share.
4	Annualized.
5	Not Annualized.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Ultra MicroCap Fund

Financial Highlights

For a Fund share outstanding throughout the period

	For the
	Period Ended
	April 30,		For the Years Ended October 31,
	2014		2013		2012		2011	2010		2009
	(Unaudited)

Net asset value, beginning of period	$16.23		$11.50		$10.90		$11.10	$8.14		$6.42

Income/(loss) from investment operations:
Net investment loss2	(0.09)		(0.15)		(0.06)		(0.15)	(0.06)		(0.03)
Net realized and unrealized
gain/(loss) on investments	2.02		4.88		0.66		(0.06)	3.02		1.75
Total from investment operations	1.95		4.73		0.60		(0.21)	2.96		1.72
Less dividends and distributions:
Distributions from net realized gains	(0.39)		—		—		—	—		—
Total dividends and distributions	(0.39)		—		—		—	—		—
Redemption fees2	0.01		—	3	—	3	0.01	—	3	—	3
Net asset value, end of period	$17.78		$16.23		$11.50		$10.90	$11.10		$8.14
Total return1	12.21	%5	41.13%		5.50%		(1.80%)	36.36%		26.79%
Supplemental data and ratios:
Net assets, end of period
(in thousands)	$136,899		$82,000		$48,577		$63,290	$96,532		$64,002
Ratio of net expenses to
average net assets	1.46	%4	1.75%		1.85%		1.65%	1.72%		2.12%
Ratio of net investment loss to
average net assets	(0.99	%)4	(1.14%)		(0.56%)		(1.11%)	(0.57%)		(0.07%)
Portfolio turnover rate	18.3	%5	33.9%		14.6%		17.9%	29.0%		19.6%

1	Total return reflects reinvested dividends but does not reflect the impact of taxes.
2	Net Investment loss and redemption fees per share has been calculated based on average shares outstanding during the period.
3	Amount is less than $0.01 per share.
4	Annualized.
5	Not Annualized.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Low Priced Stock Fund

Financial Highlights

For a Fund share outstanding throughout the period

For the
Period From
February 28, 20145
Through
April 30,
2014
(Unaudited)

Net asset value, beginning of period	$15.00
Loss from investment operations:
Net investment loss2	(0.02)
Net realized and unrealized loss on investments	(0.62)
Total from investment operations	(0.64)
Less dividends and distributions:
Total dividends and distributions	—
Net asset value, end of period	$14.36

Total return1,6	(4.27%)
Supplemental data and ratios:
Net assets, end of period (in thousands)	$1,847
Ratio of net expenses to average net assets3	1.50%
Ratio of net investment loss to average net assets3	(0.62%)
Ratio of expenses (prior to reimbursements) to average net assets3	8.26%
Ratio of net investment loss (prior to reimbursements) to average net assets3	(7.38%)
Portfolio turnover rate4	5.1%

1	Total return reflects reinvested dividends but does not reflect the impact of taxes.
2	Net Investment loss and redemption fees per share has been calculated based on average shares outstanding during the period.
3	Annualized.
4	Not Annualized.
5	Commencement of operations.
6	The total return figure is the since inception return for the Fund which commenced operations on February 28, 2014.

The accompanying notes to financial statements are an integral part of this schedule.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited)

April 30, 2014

1.	Organization

Perritt Funds, Inc. (the “Corporation”) was organized on March 19, 2004 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company, with each series below being a diversified fund.  The Corporation currently consists of the following series:  Perritt MicroCap Opportunities Fund (“MicroCap Fund”), Perritt Ultra MicroCap Fund (“Ultra MicroCap Fund”) and Perritt Low Priced Stock Fund (“Low Priced Stock Fund”) (each, a “Fund,” and collectively, the “Funds”).  Perritt MicroCap Opportunities Fund, Inc., the predecessor to the MicroCap Fund, commenced operations on April 11, 1988.  As part of a plan of reorganization, on February 28, 2013, Perritt MicroCap Opportunities Fund, Inc. merged into the MicroCap Fund, a series within the Corporation.

2.	Summary of Significant Accounting Policies

a.
Exchange-listed securities are generally valued at the last sales price reported by the principal security exchange on which the security is traded, or if no sale is reported, the mean between the latest bid and ask price unless the Funds’ investment advisor believes that the mean does not represent a fair value, in which case the securities are fair valued as set forth below.  Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price.  Demand notes, commercial paper, U.S. Treasury Bills and warrants are stated at fair value using market prices if available, or a pricing service when such prices are believed to reflect fair value.  Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Funds’ advisor under procedures established by and under the supervision of the Board of Directors of the Funds.  The Funds’ fair value procedures allow for the use of certain methods performed by the Funds’ advisor to value those securities for which market quotations are not readily available, at a price that a Fund might reasonably expect to receive upon a sale of such securities.  For example, these methods may be based on a multiple of earnings, or a discount from market of a similar freely traded security, or a yield to maturity with respect to debt issues, or a combination of these and other methods.

b.	Net realized gains and losses on securities are computed using the first-in, first-out method.

c.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis.  Withholding taxes on foreign dividends and capital, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Investment and shareholder transactions are recorded on the trade date.

d.
Each Fund is charged for those expenses that are directly attributable to it.  Expenses that are not readily identifiable to a specific Fund are generally allocated among the Funds in proportion to the relative net assets of the Funds.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

e.
Provision has not been made for federal income tax since the Funds have each elected to be taxed as a “regulated investment company” and intend to distribute substantially all income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

f.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

g.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually.  Distributions to shareholders are recorded on the ex-dividend date.  The Funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from GAAP.  For the year ended October 31, 2013, the MicroCap Fund did not reclassify any components of its capital accounts.  The Ultra MicroCap Fund has reclassified the components of its capital accounts for the year ended October 31, 2013 by increasing accumulated net investment loss by $45 and decreasing accumulated net realized loss by $45.

h.
As of and during the six months ended April 30, 2014, the Funds did not have a liability for any unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations.  During the six months ended April 30, 2014, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. federal tax authorities for any tax years before 2009.

3.	Security Valuation

GAAP establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  GAAP also requires additional disclosures about the various inputs used to develop the measurements of fair value.  These inputs are summarized in the three broad levels listed below:

• Level 1 –	Quoted prices in active markets for identical securities.

• Level 2 –	Other significant observable inputs (including quoted prices for similar securities or the identical security on an inactive market, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ net assets as of April 30, 2014:

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

 Perritt MicroCap Opportunities Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$61,517,516	$—	$—	$61,517,516
Consumer Staples	26,788,842	—	—	26,788,842
Energy	61,553,737	—	—	61,553,737
Financial	35,375,282	—	—	35,375,282
Health Care	34,897,771	—	—	34,897,771
Industrials	89,511,605	—	—	89,511,605
Information Technology	80,670,219	—	—	80,670,219
Materials	20,538,757	—	—	20,538,757
Total Common Stocks	410,853,729	—	—	410,853,729
Real Estate
Investment Trusts	15,709,164	—	—	15,709,164
Short Term Investments	38,614,484	—	—	38,614,484
Total Investments
in Securities	$465,177,377	$—	$—	$465,177,377

 Perritt Ultra MicroCap Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$16,838,707	$—	$—	$16,838,707
Consumer Staples	7,639,420	—	—	7,639,420
Energy	10,877,122	—	—	10,877,122
Financial	13,953,309	—	—	13,953,309
Health Care	7,727,942	—	—	7,727,942
Industrials	25,620,854	846,971	—	26,467,825
Information Technology	30,968,160	950,400	—	31,918,5
Materials	4,668,398	—	—	4,668,398
Total Common Stocks	118,293,912	1,797,371	—	120,091,283
Real Estate
Investment Trusts	2,021,300	—	—	2,021,300
Warrants
Information Technology	14,940	39,600	—	54,540
Total Warrants	14,940	39,600	—	54,540
Short Term Investments	14,624,202	—	—	14,624,202
Total Investments
in Securities	$134,954,354	$1,836,971	$—	$136,791,325

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Perritt Low Priced Stock Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$156,812	$—	$—	$156,812
Energy	238,942	—	—	238,942
Financial	115,921	—	—	115,921
Health Care	202,083	—	—	202,083
Industrials	270,038	—	—	270,038
Information Technology	443,369	—	—	443,369
Materials	123,245	—	—	123,245
Telecommunications	21,824	—	—	21,824
Utilities	33,459	—	—	33,459
Total Common Stocks	1,605,693	—	—	1,605,693
Real Estate
Investment Trusts	49,944	—	—	49,944
Short Term Investments	130,751	—	—	130,751
Total Investments
in Securities	$1,786,388	$—	$—	$1,786,388

Below are the transfers into or out of Levels 1 and 2 for the Funds using market values measured at the end of the reporting period:

	MicroCap	Ultra MicroCap	Low Priced
	Fund	Fund	Stock Fund
Transfers into Level 1	$—	$4,111,842	$—
Transfers out of Level 1	—	846,971	—
Net Transfers in/out of Level 1	$—	$3,264,871	$—

Transfers into Level 2	$—	$846,971	$—
Transfers out of Level 2	—	4,111,842	—
Net Transfers in/out of Level 2	$—	$(3,264,871)	$—

The securities transferred from Level 1 to Level 2 were transferred due to those securities not trading on the last day of the reporting period.  The securities transferred from Level 2 to Level 1 were transferred due to an increase of observable market data for those securities, which resulted from an increase in market activity.

On November 1, 2013, the combined market values of the MicroCap and Ultra MicroCap Funds Level 3 securities were zero.  The Funds had no transfers into or out of Level 3 during the six months ended April 30, 2014. As of April 30, 2014, the MicroCap Fund and the Low Priced Stock Fund did not hold any Level 3 securities.  As of April 30, 2014, the market values of the Ultra MicroCap Fund’s Level 3 securities were zero.  As there is no active market for these level 3 securities, the value is being derived from qualitative information.  Specifically, the fair value of the warrants is derived by calculating the difference between the underlying equity security’s price and the strike price of the

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

warrant.  An increase in the underlying equity security’s price will increase the fair value of the warrant security.  Alternatively, a decrease in the underlying equity security’s price will decrease the fair value of the warrant security.

The following table presents information about unobservable inputs related to the Ultra MicroCap Fund’s categories of Level 3 investments as of April 30, 2014.

	Fair Value at	Valuation	Unobservable
	4/30/14	Techniques	Inputs	Ranges
Equity
Securities	$ —	Intrinsic Value	No active market	$0.00 – $0.00
Warrants	—	Intrinsic	Warrant strike price and	N/A
		Value	underlying stock price

4.    Investment Advisory Agreement

For each Fund, the Corporation entered into an investment advisory agreement (collectively, the “Agreements”) with Perritt Capital Management, Inc. (the “Advisor”), with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to that Fund.  Under the terms of the Agreements, the MicroCap Fund and the Low Priced Stock Fund pay the Advisor a monthly fee at the annual rate of 1% of the Fund’s daily average net assets, and the Ultra MicroCap Fund pays the Advisor a monthly fee equal to 1.25% of its average net assets less than or equal to $100 million; 1.00% with respect to average net assets in excess of $100 million and less than or equal to $200 million; and 0.50% with respect to average net assets in excess of $200 million.  At April 30, 2014, the MicroCap Fund, Ultra MicroCap Fund and Low Priced Stock Fund had fees due to the Advisor of $393,476, $139,615 and $0, respectively.  For the six months ended April 30, 2014, the MicroCap Fund, Ultra MicroCap Fund and Low Priced Stock Fund had incurred advisory fees of $2,360,822, $724,446 and $2,483, respectively.

The Funds are responsible for their own operating expenses.  The Advisor has contractually agreed to limit the Low Priced Stock Fund’s annual operating expenses, including repayment of previous waivers, to 1.50% of the Low Priced Stock Fund’s average daily net assets (the “Expense Cap Agreement”).

Any reimbursements or fee waivers made by the Advisor to the Low Priced Stock Fund are subject to repayment by the Low Priced Stock Fund, to the extent that the Low Priced Stock Fund is able to make the repayment within its Expense Cap Agreement.  Under the Expense Cap Agreement, any such repayment must be made before the end of the third full fiscal year after the fiscal year in which the related reimbursement or waiver occurred.  For the period ended April 30, 2014, the Advisor waived expenses and/or reimbursed the Low Priced Stock Fund $16,793.

For the period ended April 30, 2014, the Advisor did not recoup any fees previously waived or reimbursed.

The Advisor manages the Funds’ investments subject to the supervision of the Funds’ Board of Directors.  The Advisor is responsible for investment decisions and supplies investment research and portfolio management. Under the investment advisory agreement, the Advisor, at its own expense and without reimbursement from the Funds, will furnish office space and all necessary office facilities, equipment and personnel for

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

making the investment decisions necessary for managing the Funds and maintaining their organization, will pay the salaries and fees of all officers and directors of the Funds (except the Chief Compliance Officer’s salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Funds.

5.    Investment Transactions

Purchases and sales of securities, excluding short-term investments, for the six months ended April 30, 2014 were as follows:

	Purchases		Sales
	U.S.		U.S.
	Government	Other	Government	Other
MicroCap Fund	$—	$57,204,299	$—	$72,975,945
Ultra MicroCap Fund	$—	$56,961,060	$—	$18,412,119
Low Priced Stock Fund	$—	$1,646,506	$—	$76,685

6.    Federal Income Tax Matters

The Low Priced Stock Fund commenced operations on February 28, 2014 and therefore, the following October 31, 2013 tax information is not applicable for this Fund.

As of October 31, 2013, the components of distributable earnings on a tax basis were as follows:

	MicroCap Fund	Ultra MicroCap Fund
Cost of investments for tax purposes	$362,566,507	$70,232,512
Gross tax unrealized appreciation	$135,069,352	$22,351,902
Gross tax unrealized depreciation	(32,970,514)	(10,003,158)
Net tax unrealized depreciation
on investments	102,098,838	12,348,744
Distributable ordinary income	1,411,874	—
Distributable long-term capital gains	42,008,377	2,070,521
Total distributable earnings	43,420,251	2,070,521
Other accumulated losses	(2,139,898)	(837,584)
Total accumulated earnings	$143,379,191	$13,581,681

The difference between book and tax basis distributable earnings is primarily related to the deferral of losses on wash sales.

At October 31, 2013, the MicroCap Fund and Ultra MicroCap Fund deferred, on a tax basis, late year ordinary losses of $2,139,898 and $837,584, respectively.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

The tax composition of distributions paid during the years ended October 31, 2013 and 2012 were as follows:

	Ordinary Income		Long-term Capital Gains
	2013	2012	2013	2012
MicroCap Fund	$2,669,596	$—	$—	$—
Ultra MicroCap Fund	—	—	—	—

On November 20, 2013, the MicroCap Fund paid ordinary income and long-term capital gains distributions of $0.11363 and $3.3809 per share, respectively, and the Ultra MicroCap Fund paid long-term capital gains distributions of $0.39278 per share.

7.    Restricted Securities

The Funds may own investment securities which are unregistered and thus restricted as to resale.  These securities are valued by each Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance.  Where future disposition of these securities requires registration under the Securities Act of 1933, each Fund has the right to include these securities in such registration, generally without cost to the Fund.  The Funds have no right to require registration of the unregistered securities they hold.  At April 30, 2014, the MicroCap Fund and Ultra MicroCap Fund held restricted securities with an aggregate value of $3,430,000 and $1,836,552, which accounted for 0.72% and 1.34%, respectively, of each Fund’s net assets.  During the period ended April 30, 2014, the Low Priced Stock Fund did not hold any restricted securities.

8.    Guarantees and Indemnifications

Under the Funds’ organizational documents, their officers and directors are indemnified by the Funds against certain liabilities arising out of the performance of their duties to the Funds.  Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  Currently, the Funds expect the risk of loss to be remote.

9.    Line of Credit Arrangement

The MicroCap Fund and Ultra MicroCap Fund are each party to an uncommitted line of credit arrangement with U.S. Bank, N.A. expiring December 15, 2014, and renewed annually thereafter, under which the MicroCap Fund may borrow up to $23,000,000 and the Ultra MicroCap Fund may borrow up to the lesser of $11,500,000 or 33.33% of the sum of the fair value of certain assets of the Fund.  Interest is charged on borrowings at the prevailing Prime Rate.  The Funds have borrowed under these arrangements from time to time to increase the efficiency of cash flow management.  For the period from November 1, 2013 to April 30, 2014, the MicroCap Fund and Ultra MicroCap Fund did not have any borrowings.  At April 30, 2014, the MicroCap Fund and Ultra MicroCap Fund had no outstanding borrowings on the line of credit.  As of April 30, 2014, the Low Priced Stock Fund does not have a line of credit arrangement.

Perritt Funds, Inc.

Notes to Financial Statements (Unaudited) (Continued)

10.	Redemption Fee

The Funds charge a 2% redemption fee to those who buy and sell shares within 90 calendar days or less.  The redemption fee is retained for the benefit of long-term shareholders, and recorded as additional capital in the Statements of Changes in Net Assets.

11.	Transactions with Affiliates

The following issuers were affiliated with the Funds, as the Funds held 5% or more of the outstanding voting securities of the issuer during the period from November 1, 2013 through April 30, 2014.  See Section (2)(a)(3) of the Investment Company Act of 1940.

Perritt MicroCap Opportunities Fund

						Value At
	Share Balance At			Share Balance At	Dividend	April 30,
Issuer Name	November 1, 2013	Additions	Reductions	April 30, 2014	Income	2014
Atlas Financial
Holdings, Inc.1	452,800	—	—	452,800	$—	$6,321,088
Full House
Resorts, Inc.	988,173	300	—	988,473	—	1,972,004
					$—	$8,293,092

Perritt Ultra MicroCap Fund

						Value At
	Share Balance At			Share Balance At	Dividend	April 30,
Issuer Name	November 1, 2013	Additions	Reductions	April 30, 2014	Income	2014
Allied
Healthcare
Products, Inc.	166,982	283,018	—	450,000	$—	$972,000
CTI Industries
corp.	150,300	27,800	—	178,100	—	869,128
1347 Property
Insurance
Holdings, Inc.	—	200,000	—	200,000	—	1,810,000
Orbit
International
Corp.	145,000	130,764	—	275,764	—	783,170
SmartPros LTD	260,000	—	25,100	234,900	7,935	805,707
					$7,935	$5,240,005

1	Issuer was not an affiliate as of April 30, 2014.

Expense Example (Unaudited)	April 30, 2014

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees (the Funds impose a 2.00% redemption fee on shares held for 90 calendar days or less after purchase); and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2013 – April 30, 2014).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  Although the Funds charge no sales load or transaction fees (other than a 2.00% redemption fee for shares held for 90 calendar days or less after purchase), you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds transfer agent.  If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds transfer agent.  You will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 90 calendar days of purchase.  IRA accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under accounting principles generally accepted in the United States of America.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expense Example (Unaudited) (Continued)	April 30, 2014

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	11/1/13	4/30/14	11/1/13 – 4/30/141
Actual
Perritt Micro Cap Opportunities	$1,000.00	$1,061.40	$6.08
Perritt Ultra MicroCap Fund	$1,000.00	$1,122.10	$7.68
Hypothetical
Perritt Micro Cap Opportunities	$1,000.00	$1,018.89	$5.96
Perritt Ultra MicroCap Fund	$1,000.00	$1,017.55	$7.30

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	2/28/14	4/30/14	2/28/14 – 4/30/142
Actual
Perritt Low Priced Stock Fund	$1,000.00	$957.30	$2.49
Hypothetical
Perritt Low Priced Stock Fund	$1,000.00	$1,005.95	$2.56

1
Expenses are equal to the Fund’s annualized expense ratio of 1.19% for the MicroCap Fund and 1.46% for the Ultra MicroCap Fund for the six-month period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2
Expenses are equal to the Fund’s annualized expense ratio of 1.50% for the Low Priced Stock Fund for the period February 28, 2014 through April 30, 2014, multiplied by the average account value over the period, multiplied by 62/365 (to reflect the 62 day period since commencement of operations of the Fund through the end of the reporting period).

Advisory Agreements

On December 6, 2013, the directors, including the directors who are not interested persons (as defined in the Investment Company Act of 1940) of the Perritt MicroCap Opportunities Fund, the Perritt Ultra MicroCap Fund and the Perritt Low Priced Stock Fund (collectively, the “Funds”) or the Funds’ investment adviser (the “Independent Directors”), approved the continuation of the investment advisory agreements for the Perritt MicroCap Opportunities Fund and the Perritt Ultra MicroCap Fund and the new investment advisory agreement for the Perritt Low Priced Stock Fund (collectively, the “Advisory Agreements”).

The Independent Directors requested and evaluated materials from the Funds’ investment adviser (the “Adviser”).  In addition, the Funds’ administrator provided the Independent Directors with a detailed report pursuant to Section 15(c) of the Investment Company Act of 1940, with respect to the Perritt MicroCap Opportunities Fund and the Perritt Ultra MicroCap Fund.  The report includes an in-depth analysis of these Funds’ performance, fees and expenses as compared to other funds in the Funds’ peer group.  Data is compiled by Lipper and identifies a group of similar funds as to investment classification, asset size and load types.  Additional information provided to the board included a discussion of the Adviser’s personnel committed to investment management, administration and compliance.

In evaluating the materials and the Advisory Agreements, the Independent Directors consulted with counsel to the Funds.  The Independent Directors also discussed the Advisory Agreements in executive session with Fund counsel, at which no representatives of the Adviser were present.

The Independent Directors did not consider any single factor as determinative.  The Independent Directors determined that the overall arrangement between the Funds and the Adviser, as provided in the Advisory Agreements, was fair and reasonable and that the approval of the Advisory Agreements was in the best interests of the Funds and their shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Independent Directors received and considered information regarding the nature, extent and quality of the services provided, or to be provided, to the Funds under the Advisory Agreements.  The Independent Directors considered the background and experience of the Adviser’s management and the expertise of, and the amount of attention given, or to be given, to the Funds by, investment personnel of the Adviser.  In addition, the Independent Directors reviewed the qualifications, backgrounds and responsibilities of the portfolio management teams for the Funds and the infrastructure supporting the teams. The Independent Directors also considered the quality of the material service providers to the Funds, who provide administrative and distribution services on behalf of the Funds.  In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser and its responsiveness to questions and concerns raised by the Independent Directors.

Based on these considerations and other factors, the Independent Directors concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided, or to be provided, to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser

At the request of the Independent Directors, the Adviser provided information regarding

Advisory Agreements (Continued)

the profitability to the Adviser in providing services to the Funds.  The Independent Directors reviewed and discussed this information.  The Independent Directors recognized that this information was not audited.

The Independent Directors believe that the level of profit is reasonable.  The expense ratios will be monitored and periodic reports will be made to the Board of Directors regarding the expenses.  The Independent Directors determined that the level of profit to the Adviser was fair and reasonable.

Advisory Fee and Economies of Scale

The Independent Directors also reviewed reports comparing the Funds’ expense ratios (estimated ratios in the case of the Perritt Low Priced Stock Fund) and the advisory fee paid, or to be paid, by the Funds to those of other comparable mutual funds and concluded that the advisory fee paid, or to be paid, by the Funds and the Funds’ expense ratios were within the range of comparable mutual funds.

The Independent Directors noted that the investment advisory fees are not adjusted if economies of scale are realized as the Funds grow.  With regard to economies of scale, the Directors noted that certain fixed costs are spread over a broader base of assets as the Funds’ total assets increase.  On the other hand, certain expenses incurred to manage the Funds are asset-based fees and thus do not result in material economies of scale being realized as the net assets of the Funds increase.  With respect to the Funds, the Trustees concluded that the fee structure of the Funds, which include expense limitation arrangements, reflects an appropriate sharing of economies of scale between the Funds and the Adviser, at this time.

Fees Relative to the Adviser’s Other Clients

The Independent Directors received and considered information about the fee rates charged to the Adviser’s other clients, and concluded that the fee rates charged, or to be charged, to the Funds in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Perritt MicroCap Opportunities Fund and the Perritt Ultra MicroCap Fund have continued to operate within their stated investment philosophy and objectives and have been compliant with their investment restrictions.  The portfolio managers report was reviewed and the performance of these Funds was discussed.  The Directors noted that both of these Funds had outperformed their benchmarks, and that they had confidence in the investment personnel of the Adviser managing the Funds.  Based on its evaluation of the performance of these Funds, the Independent Directors determined that it is in the best interests of the Funds and their shareholders that the Adviser continue to manage the Funds.

The Directors noted that the Perritt Low Priced Stock Fund had not yet commenced operations and did not have any performance.  However, the Directors believe that the Adviser will be able to manage this Fund in a manner that is materially consistent with its stated objective and style, with the expectation that the Fund may perform well on a relative basis.

Conclusions

The Independent Directors concluded that based on performance, nature, and extent and quality of services provided, that the costs of those services were fair and reasonable.  The Independent Directors further determined that the Funds and their shareholders had received reasonable value from the Adviser’s services.  The Independent Directors, after considering all of the matters above, unanimously approved the Advisory Agreements.

Directors and Officers (Unaudited)

The Funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Funds’ directors are independent of Perritt Capital Management, Inc.  The Board of Directors elects the Funds’ officers.  The name, address, age and principal occupations for the past five years of the directors and officers are listed below, along with the number of portfolios in the Fund complex overseen by each director.  During the past five years none of the directors has served as a director of a public company or a mutual fund other than Perritt MicroCap Opportunities, Inc. and Perritt Funds, Inc.  The business address of each director and officer is 300 South Wacker Drive, Suite 2880, Chicago, IL 60606.  For additional information about the directors, please call 1-800-331-8936 and request a Statement of Additional Information (SAI).  One will be mailed to you free of charge.

Position(s) Held
	with Fund and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Independent Directors of the Fund

Dianne C. Click	Director	Indefinite, until	Ms. Click is a licensed Real	None
Age: 51		successor	Estate Broker in the State
	Portfolios in	elected; 18 years,	of Montana. She has been
	Fund Complex	Perritt MicroCap	a partner and a principal
	Overseen: 3	Opportunities	owner of a real estate sales
		Fund; 10 years,	company, Bozeman Broker
		Perritt Ultra	Group, since April 2004.
		MicroCap Fund;	She has been licensed
		and since	in the state of Montana
		inception,	since 1995.
Perritt Low Priced
Stock Fund

David S. Maglich	Director	Indefinite, until	Mr. Maglich is a Shareholder	None
Age: 57		successor	with the law firm of Fergeson,
	Portfolios in	elected; 25 years,	Skipper, et. al. in Sarasota,
	Fund Complex	Perritt MicroCap	Florida and has been employed
	Overseen: 3	Opportunities	with such firm since April 1989.
Fund; 10 years,
Perritt Ultra
MicroCap Fund;
and since
inception,
Perritt Low Priced
Stock Fund

Directors and Officers (Unaudited) (Continued)

Position(s) Held
	with Fund and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Inside Director of the Fund

Michael J.
Corbett(1)	President	One-year term	Mr. Corbett has been	None
Age: 48		as President;	President of the Perritt
	Portfolios in	As Director,	MicroCap Opportunities
	Fund Complex	indefinite until	Fund since November
	Overseen: 3	successor	1999 and President of the
		elected;	Perritt Ultra MicroCap Fund
		Director since	since August 2004. He has
		October 5, 2010;	served as President of the
		14 years as	Advisor since October 5,
		President of	2010, and previously served
		Perritt MicroCap	as Vice President of the
		Opportunities	Advisor from February
		Fund; 10 years	1997 until October 5, 2010.
		as President of	Mr. Corbett began his
		Perritt Ultra	tenure with Perritt Capital
		MicroCap Fund;	Management in 1990 as a
		and since	research analyst. He assumed
		inception,	portfolio management
		Perritt Low Priced	responsibilities in 1996
		Stock Fund	and now serves as portfolio
manager for both funds.

Directors and Officers (Unaudited) (Continued)

Position(s) Held
	with Fund and			Other
	Number of			Directorships
	Portfolios in			Held by
Name,	Fund Complex	Term of Office	Principal	Director
Address,	Overseen	and Length of	Occupation(s)	during the
and Age	by Director	Time Served	during Past 5 Years	Past 5 Years

Officers of the Fund other than Mr. Corbett

Mark Buh	Vice President	One-year term	Mr. Buh has been Vice	N/A
Age: 52	and Treasurer	2 year	President and Treasurer of the
Funds and Chief Financial
Officer of the Adviser since
February 2012. He has over
25 years of experience in
corporate accounting,
administration, tax analysis
and strategic planning for
growth and development. He
has a BS in accounting, an
MBA from DePaul University,
and is a CPA and CFA.

Allison B. Hearst	Secretary	One-year term	Mrs. Hearst has 17 years of	N/A
Age: 51			experience in the mutual fund
		4 years	industry, including a previous
tenure at the Advisor beginning
in 1990. Mrs. Hearst returned
to the Advisor in 2007.
Lynn E.
Burmeister	Vice President	One-year term	Mrs. Burmeister has been the	N/A
Age: 55	and Chief		Chief Compliance Officer
	Compliance	4 years	since May 1, 2010, and
	Officer		oversees all compliance
matters for the funds and the
advisor. She also coordinates
the administration of the Funds
and is a liaison with the firm’s
corporate counsel. Mrs.
Burmeister has worked in the
financial industry since 1980.
Her previous experience
includes work at Harris
Associates, Gofen & Glossberg
and Optimum Investments.

(1)	Mr. Corbett is an interested person of the Funds based upon his position with the Advisor.

Perritt Funds

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ latest Forms N-Q are also available without charge upon request by calling 1-800-331-8936.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Advisor at 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Household Delivery of Shareholder Documents: To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call the Funds at 1-800-331-8936 or contact your financial institution.  You will begin receiving individual copies thirty days after receiving your request.

Electronic Delivery of Shareholder Documents: You may choose to receive the Funds’ prospectus and annual and semi-annual reports electronically.  To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name.  Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent.  If your brokerage firm is not listed, electronic delivery may not be available.  Please contact your brokerage firm or financial advisor.

Investment Advisor
Perritt Capital Management, Inc.
300 South Wacker Drive, Suite 2880
Chicago, IL 60606-6703
800-331-8936

Independent Registered
Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, NA
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

For assistance with your existing account, call our Shareholder Service Center at 1-800-332-3133.

The Funds’ Statements of Additional Information contain information about the Funds’ directors and are available without charge upon request by calling 1-800-332-3133.

MicroCap Opportunities Fund

Ultra MicroCap Fund

Low Priced Stock Fund

Minimum Initial Investment $1,000

IRA Minimum Initial Investment $250

Dividend Reinvestment Plan

Systematic Withdrawal Plan

Automatic Investment Plan

Retirement Plans Including:

• IRA	• Roth IRA
• SEP-IRA	• Coverdell Education
• Simple IRA	Savings Account

2% redemption fee imposed for shares held ninety (90) calendar days or less.

This report is authorized for distribution only to shareholders and others who have received a copy of the prospectus of the Perritt MicroCap Opportunities Fund, the Perritt Ultra MicroCap Fund and/or the Perritt Low Priced Stock Fund.

300 S. Wacker Drive • Suite 2880 • Chicago, IL 60606-6703
Tel 312-669-1650 • 800-331-8936 • Fax: 312-669-1235
E-mail: PerrittCap@PerrittCap.com
Web Site: www.perrittmutualfunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a).  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b).  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed January 8, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Perritt Funds, Inc.

By (Signature and Title)* /s/ Michael J. Corbett
  Michael J. Corbett, President

Date   6/23/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Michael J. Corbett
  Michael J. Corbett, President

Date   6/23/2014

By (Signature and Title)* /s/ Mark J. Buh
  Mark J. Buh, Treasurer

Date 6/23/2014

* Print the name and title of each signing officer under his or her signature.